                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/)
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          PACIFIC CENTURY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                                  [LETTERHEAD]

                                                                  March 13, 1998

Dear Shareholder:

    You are invited to attend the Annual Meeting of Shareholders of Pacific Century Financial Corporation ("Pacific Century" or the "Company") to be held at 8:30 a.m. on Friday, April 24, 1998, on the Sixth Floor of the Bank of Hawaii Building, 111 South King Street, Honolulu, Hawaii.

    The accompanying Notice of Meeting and Proxy Statement describe the matters to be considered and voted upon at the meeting. In addition to consideration of these matters, a report to shareholders on the affairs of Pacific Century will be given and shareholders will have the opportunity to discuss matters of interest concerning the Company. Among the matters to be considered at the Annual Meeting is a proposal to approve a merger to change the state of incorporation of the Company from Hawaii to Delaware. For the reasons discussed in more detail in the accompanying Proxy Statement, your Board of Directors believes that this change, which will enable the Company to take advantage of the flexibility and other benefits of the Delaware corporate law, is in the best interests of the Company and its shareholders. Since this proposal requires the affirmative vote of the holders of three-fourths of the outstanding shares, your vote on this proposal is important. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REINCORPORATION PROPOSAL.

    Regardless of the number of shares you own and whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. In the event that you are unable to attend the meeting, your shares may still be voted if you complete, sign, and return the enclosed Proxy Card. Please complete the Proxy Card and mail it promptly in the enclosed postage-paid return envelope to ensure that your shares are voted in the manner you desire. If you wish to do so, your proxy may be revoked at any time prior to its use.

    On behalf of the Board of Directors, thank you for your cooperation and support.

                                                        Sincerely,
                                                 /s/ Lawrence M. Johnson

                                          LAWRENCE M. JOHNSON
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 1998

To Our Shareholders:

    Notice is hereby given that the Annual Meeting of Shareholders of Pacific Century Financial Corporation ("Pacific Century" or the "Company") will be held on Friday, April 24, 1998, at 8:30 a.m. on the sixth floor of the Bank of Hawaii Building, 111 South King Street, Honolulu, Hawaii, for the following purposes:

        1.  To elect four Class III Directors for terms expiring in 2001.

        2.  To elect an Independent Auditor.

        3. To approve and ratify Amendment 97-2 to the Pacific Century Financial Corporation Stock Option Plan of 1994, providing for issuance of replacement options to employees of California United Bank in connection with the 1997 merger into Pacific Century of CU Bancorp, and also providing, in connection with other mergers, acquisitions or similar transactions with Pacific Century or its subsidiaries, for issuance by Pacific Century of stock compensation awards in assumption, substitution or conversion of stock compensation awards issued by other parties to such transactions.

        4. To approve a proposed merger of Pacific Century into a wholly-owned Delaware subsidiary of Pacific Century in order to change the state of incorporation of Pacific Century to Delaware.

        5. To transact any other business that may be properly brought before the meeting.

    Only owners of record of Pacific Century common stock at the close of business February 20, 1998 are entitled to attend the meeting and vote on the business brought before it.

    You are urged to attend the meeting in person. However, in the event that you are unable to attend the meeting, your shares may still be voted if you fill in, sign, and return the enclosed Proxy Card in the attached postage-paid return envelope. The Proxy Statement, to which your attention is now invited, is intended to provide certain background information that will be helpful in deciding how to cast your vote on business transacted at the meeting.

    Please complete the Proxy Card and mail it promptly in the enclosed postage-paid envelope to ensure that your shares are voted in the manner you desire. If you wish to do so, your proxy may be revoked at any time prior to its use.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                    /s/ Cori C. Weston

                                          CORI C. WESTON
                                          Vice President and Secretary
                                          Pacific Century Financial Corporation

Honolulu, Hawaii
Dated: March 13, 1998

                                   IMPORTANT
           PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY
       AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL SAVE
          PACIFIC CENTURY THE EXPENSE OF A SUPPLEMENTARY SOLICITATION.
                         THANK YOU FOR ACTING PROMPTLY.

                     PACIFIC CENTURY FINANCIAL CORPORATION
                              130 MERCHANT STREET
                             HONOLULU, HAWAII 96813

                                PROXY STATEMENT
          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 1998
                   (Approximate Mailing Date: March 13, 1998)

    The accompanying proxy is solicited by order of the Board of Directors of Pacific Century Financial Corporation ("Pacific Century" or the "Company"). Any proxy submitted as a result of this solicitation may be revoked by the shareholder by giving notice of revocation to Pacific Century in writing or in person at any time prior to its use. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

    The expense of this mail solicitation will be paid by Pacific Century. In addition to using the mails, proxies may be solicited by officers, directors, and regular employees of Pacific Century or its subsidiaries, in person, or by telephone, telefax, telegram or other means without additional compensation for such services. Pacific Century will also request brokers or nominees who hold Pacific Century's common stock in their names to forward proxy material at Pacific Century's expense to the beneficial owners of such stock. Pacific Century has retained Georgeson & Company, a firm of professional proxy solicitors, to aid in the solicitation of such proxies at an estimated fee of $8,000 plus reimbursement of out-of-pocket expenses.

        VOTING SECURITIES, VOTES REQUIRED, AND PRINCIPAL HOLDERS THEREOF

    As of February 20, 1998 (the "record date"), Pacific Century had outstanding 79,950,189 shares of common stock. If holders of more than 50% of those shares are represented at the meeting, either in person or by proxy, a quorum will exist for conducting business. Each share of common stock is entitled to one vote; cumulative voting is not permitted under the By-Laws of Pacific Century. Approval of the proposed merger to change the state of incorporation of the Company from Hawaii to Delaware requires the affirmative vote of the holders of at least three-fourths of the Pacific Century common stock outstanding on the record date. Approval of Amendment 97-2 to the Pacific Century Stock Option Plan of 1994 requires the affirmative vote of the holders of at least a majority of such stock outstanding on record date. All other matters that will be submitted to the shareholders at the meeting will require an affirmative vote of a majority of shares present in order to be valid and binding. Under Hawaii law and Pacific Century's Restated Articles of Incorporation and By-Laws, as amended, abstentions and broker non-votes are not voted in favor of or against any matter that may come before the Annual Meeting. Such abstentions and broker non-votes will, however, have the effect of a negative vote if an item requires the approval of a specified percentage of all issued and outstanding shares of Pacific Century common stock.

    At the close of business on December 31, 1997, Pacific Century had 79,684,553 shares of common stock outstanding. Two corporations were known to Pacific Century to own beneficially 5% or more of Pacific Century's common stock. Information about such ownership is set forth in the following table:

                         NAMES AND ADDRESSES OF         AMOUNT AND NATURE OF    PERCENT
 TITLE OF CLASS             BENEFICIAL OWNERS           BENEFICIAL OWNERSHIP   OF CLASS
-----------------  -----------------------------------  --------------------  -----------
Common Stock       Wellington Management Co.                   4,935,040            6.1%
                   75 State Street
                   Boston, Massachusetts 02109

Common Stock       State Farm Mutual Auto                      4,896,112            6.1%
                   Insurance Company and its
                   related entities
                   One State Farm Plaza
                   Bloomington, Illinois 61701

---------

 (1) Wellington Management Company, LLP ("WMC") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. As of December 31, 1997 WMC, in its capacity as investment adviser, may be deemed to have beneficial ownership of 4,935,040 shares of common stock of Pacific Century that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class. As of December 31, 1997, WMC had shared voting power over 3,725,920 shares, and shared dispositive power over 4,935,040 shares.

 (2) State Farm Mutual Automobile Insurance Company and its related entities have sole voting and dispositive power over the 4,896,112 shares.

                             ELECTION OF DIRECTORS

    The Restated Articles of Incorporation of Pacific Century provide that the Board of Directors shall consist of not less than 3 nor more than 15 persons who shall be elected for such terms as may be prescribed in the By-Laws of Pacific Century. The By-Laws of Pacific Century provide for a Board of Directors consisting of 11 persons divided into 3 classes, with the terms of office of one class expiring each year. Directors to succeed the class of directors whose terms expire will be elected for terms of 3 years at Pacific Century's annual meetings.

    Listed below are the four persons who have been nominated as Class III directors to serve 3-year terms to expire in 2001. All of the nominees are currently serving as directors of Pacific Century. Should any of these nominees become unable to serve, an event which is not anticipated by Pacific Century, the proxies, except those from shareholders who have given instructions to withhold voting for the following nominees, will be voted for such other persons as management may nominate. Certain information concerning each of the nominees, and each of the continuing directors, is set forth after his/her name. Each nominee or director continuing in office is also currently a director of Bank of Hawaii (the "Bank"), Pacific Century's major subsidiary.

      NOMINEES FOR ELECTION AS CLASS III DIRECTORS -- TERMS EXPIRE IN 2001

                                                                                                SHARES OF PACIFIC
                                                                                                     CENTURY
       NAME, AGE, AND                                                       OTHER                 COMMON STOCK
     YEAR FIRST ELECTED           PRINCIPAL OCCUPATION(S)               DIRECTORSHIPS              OWNED AS OF
        AS DIRECTOR                 DURING PAST 5 YEARS                     HELD                DECEMBER 31, 1997
----------------------------  -------------------------------  -------------------------------  -----------------
Mary G. F. Bitterman;         President and Chief Executive    Various subsidiaries and               14,961(1)
  53; 1994                      Officer, KQED, Inc. (public      affiliates of Pacific
                                broadcasting center) since       Century. McKesson Corp.
                                November 1993; Consultant
                                (telecommunications,
                                investments and Asian-Pacific
                                affairs) November 1988 to
                                October 1993.

Herbert M. Richards, Jr.;     President and Manager, Kahua     Various subsidiaries and               11,722(2)
  68; 1994                      Ranch, Ltd. (cattle and sheep    affiliates of Pacific
                                ranching and diversified         Century.
                                agricultural business) since
                                December 1953.

H. Howard Stephenson;         Retired; Chairman and Chief      Various subsidiaries and              339,160(3)
  68; 1980                      Executive Officer of Pacific     affiliates of Pacific
                                Century and Bank March 1989      Century.
                                to July 1994; President of
                                Pacific Century and Bank
                                August 1980 to February 1989.

Stanley S. Takahashi;         Executive Vice President &       Various subsidiaries and                5,900(4)
  65                            Chief Operating Officer,         affiliates of Pacific
                                Kyo-Ya Company, Ltd. since       Century.
                                1989; Chairman since 1996 and
                                Director of United Laundry
                                Service, Inc. since 1992;
                                President and Director of
                                Kyo-Ya Insurance Services
                                Inc. since 1994; Director of
                                Kokusai Kogyo Company, Ltd.
                                since 1992 (diversified
                                ownership of hotels and
                                resorts in Hawaii,
                                California, Florida and
                                Australia).

    The foregoing persons will be nominated for election as Class III directors, as indicated above. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless you specify otherwise.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

    A shareholder may nominate a particular individual to serve as a director, provided notice of such nomination together with the written consent of such individual to serve as a director is given within the time period provided for in Section 2.06 of the By-Laws of Pacific Century as restated. The notice of nomination must be made in writing, delivered or mailed by first class mail to the Corporate Secretary of Pacific Century, and must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of the nominee, and
(iii) the number of shares of Pacific Century stock beneficially owned by the nominee.

                         DIRECTORS CONTINUING IN OFFICE
                   CLASS I DIRECTORS -- TERMS EXPIRE IN 1999

                                                                                                SHARES OF PACIFIC
                                                                                                     CENTURY
   NAME, AGE, AND                                                               OTHER             COMMON STOCK
 YEAR FIRST ELECTED                PRINCIPAL OCCUPATION(S)                  DIRECTORSHIPS          OWNED AS OF
     AS DIRECTOR                     DURING PAST 5 YEARS                         HELD           DECEMBER 31, 1997
---------------------  -----------------------------------------------  ----------------------  -----------------
Peter D. Baldwin;      President of Baldwin Pacific Corporation         Maui Land & Pineapple          7,084(5)
  60; 1991               (diversified foods distribution, milk and        Co., Inc.
                         juice processing/packaging company, and
                         orchard farming in California) since 1965;
                         President, Baldwin Pacific Properties, Inc.
                         (real estate development company) since 1988;
                         Director and Chief Executive Officer of
                         Orchards Hawaii, Inc. (fruit juice marketing)
                         since 1986; President of Haleakala Ranch Co.
                         (cattle ranching and real estate
                         development).

Richard J. Dahl;       President of Pacific Century and the Bank since  Various subsidiaries         458,872(6)
  46; 1995               August 1994 and Chief Operating Officer of       and affiliates of
                         the Bank since August 1995; Executive Vice       Pacific Century.
                         President and Chief Financial Officer of
                         Pacific Century, April 1987 to January 1994;
                         Vice Chair of the Bank, December 1989 to July
                         1994. Director of Bank since April 1994.

Donald M. Takaki;      Chairman and Chief Executive Officer, Island     Various subsidiaries           6,130(7)
  56; 1997               Movers, Inc. since 1964 (a transportation        and affiliates of
                         service company); President, Transportation      Pacific Century.
                         Concepts, Inc. since 1988 (a transportation
                         leasing company and General Partner, Don Rich
                         Associates since 1979 (a real estate
                         development company).

                         DIRECTORS CONTINUING IN OFFICE
                   CLASS II DIRECTORS -- TERMS EXPIRE IN 2000

                                                                                                  SHARES OF PACIFIC
                                                                                                       CENTURY
     NAME, AGE, AND                                                              OTHER              COMMON STOCK
   YEAR FIRST ELECTED                PRINCIPAL OCCUPATION(S)                 DIRECTORSHIPS           OWNED AS OF
       AS DIRECTOR                     DURING PAST 5 YEARS                        HELD            DECEMBER 31, 1997
-------------------------  -------------------------------------------  ------------------------  -----------------
David A. Heenan;           Trustee, The Estate of James Campbell since  Aloha Airlines, Inc.; C.       14,303(8)
  58; 1993                   January 1, 1995; Chairman, President and   Brewer
                             Chief Executive Officer of Theo H. Davies  Homes, Inc.;
                             & Co., Ltd. (the North American            Pico Products, Inc.;
                             subsidiary of Hong Kong-based Jardine      Various subsidiaries
                             Matheson Holdings Ltd., a diversified      and affiliates of
                             multi-national corporation) July 1982 to   Pacific Century.
                             December 31, 1994.

Stuart T. K. Ho;           Chairman of the Board and President,         Aloha Airlines, Inc.;          21,459(9)
  62; 1987                   Capital Investment of Hawaii, Inc.         Capital Investment
                             (diversified real estate development and   of Hawaii, Inc.;
                             management company) since January 1982;    Gannett Co., Inc.;
                             Chairman, Gannett Pacific Corp.            College Retirement
                             (newspaper publishing company) since       Equities Fund;
                             1987.                                      Various subsidiaries
                                                                        and affiliates of
                                                                        Pacific Century.

Lawrence M. Johnson;       Chairman and Chief Executive Officer of      Various subsidiaries          719,686(10)(11)
  57; 1989                   Pacific Century and Bank since August      and affiliates of
                             1994; President of Pacific Century and     Pacific Century.
                             Bank March 1989 to July 1994; Executive
                             Vice President of Pacific Century August
                             1980 to February 1989. Director of Bank
                             since April 1989.

Fred E. Trotter;           President of F. E. Trotter, Inc. since       Longs Drug Stores; Maui         9,742(12)
  67; 1978                   January 1970.                              Land &
                                                                        Pineapple Co., Inc.;
                                                                        Various subsidiaries
                                                                        and affiliates of
                                                                        Pacific Century.

---------

 (1) Includes 4,185 shares held in trust for Dr. Bitterman, 400 of which are restricted, 1,000 shares owned individually in an individual retirement account, 3,776 shares held in trust for spouse, 2,000 shares owned by spouse in an individual retirement account, and 4,000 restricted shares that Dr. Bitterman has the right to acquire under the Director Stock Compensation Program ("Director Stock Program").

 (2) Includes 4,206 shares owned by Kahua Ranch, Ltd., of which Mr. Richards is President and Manager and beneficiary of trust, and 5,516 shares owned individually, 400 of which are restricted shares, and 2,000 restricted shares that Mr. Richards has the right to acquire under the Director Stock Program.

 (3) Includes 143,528 shares held in trust for Mr. Stephenson, 400 of which are restricted shares, 128,632 shares held in trust for spouse and 63,000 shares that Mr. Stephenson has the right to acquire within

     60 days through the exercise of stock options, and 4,000 restricted shares that Mr. Stephenson has the right to acquire under the Director Stock Program.

 (4) Includes 1,500 shares owned jointly with spouse in trust, 400 restricted shares held individually, and 4,000 restricted shares that Mr. Takahashi has the right to acquire under the Director Stock Program.

 (5) Includes 2,674 shares owned by Baldwin Pacific Corporation, of which Mr. Baldwin is President, Director and sole shareholder, 400 restricted shares and 10 shares held in trust for Mr. Baldwin, and 4,000 restricted shares that Mr. Baldwin has the right to acquire under the Director Stock Program.

 (6) Includes 45,126 shares held in trust for Mr. Dahl, 400 restricted shares owned individually, 43,166 shares held in trust for spouse, 4,376 shares owned by son Steven, 4,376 shares owned by daughter Sarah, 4,265 shares owned by daughter Jane, 3,097 shares held in trust for Mr. Dahl under the Bank of Hawaii Profit Sharing Plan, and 354,066 shares that Mr. Dahl has the right to acquire within 60 days through the exercise of stock options.

 (7) Includes 2,241 shares owned jointly with spouse, 400 restricted shares held individually, 489 shares acquired under the Directors Deferred Compensation Plan ("Deferred Plan"), and 3,000 restricted shares Mr. Takaki has the right to acquire under the Director Stock Program.

 (8) Includes 400 restricted shares owned individually, 2,420 shares owned by a family partnership, 656 shares owned by David Allan Heenan, Inc., 6,827 shares acquired under the Deferred Plan, and 4,000 restricted shares that Mr. Heenan has the right to acquire under the Director Stock Program.

 (9) Includes 1,140 shares owned individually, 740 shares of which are in an individual retirement account (400 of which are restricted shares), 1,124 shares owned by spouse in an individual retirement account, 13,979 shares acquired under the Deferred Plan, 4,000 restricted shares that Mr. Ho has the right to acquire under the Director Stock Program, and indirectly 1,216 shares as co-trustee for the Chinn Ho Trust under Trust Agreement dated February 6, 1987.

 (10) Includes 378,826 shares that Mr. Johnson has the right to acquire within 60 days through the exercise of stock options, 243,936 shares held in trust for Mr. Johnson, and 400 restricted shares issued under the Director Stock Program owned individually.

 (11) Includes 96,524 shares owned by the Bank of Hawaii Charitable Foundation (the "Foundation"). The Board of Directors of the Foundation, which consists of the Bank's directors, has appointed Mr. Johnson as President of the Foundation. Mr. Johnson, as President, has the authority to direct the disposition and to vote and execute proxies of such shares on behalf of the Foundation. Because Mr. Johnson possesses shared voting and investment power with respect to such shares, he may be deemed to have incidents of beneficial ownership thereof for certain purposes within the meaning of the applicable regulations of the Securities and Exchange Commission. If the total number of shares beneficially owned by Mr. Johnson included such shares held in trust for the Foundation, the percentage of shares of common stock owned by Mr. Johnson would be 0.9%. Mr. Johnson has advised Pacific Century that he disclaims beneficial ownership of such shares of Pacific Century's common stock.

 (12) Includes 1,934 shares owned by the F. E. Trotter, Inc. Pension Plan, of which Mr. Trotter is the sole participant, 3,408 shares owned individually, 400 restricted shares held in trust, and 4,000 restricted shares that Mr. Trotter has the right to acquire under the Director Stock Program.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table shows as of December 31, 1997, the number of shares of common stock of Pacific Century beneficially owned by all named executive officers of Pacific Century, individually, and all directors, executive officers and nominees as a group. Chairman and Chief Executive Officer Johnson and President and Chief Operating Officer Dahl are omitted from this table since such information is provided for Mr. Johnson and Mr. Dahl as directors continuing in office on page 6 and page 5 respectively.

                                                                                               NUMBER OF SHARES
         NAME, AND AGE OF                  CURRENT POSITION AND BUSINESS EXPERIENCE           BENEFICIALLY OWNED
            INDIVIDUAL                            DURING THE PAST FIVE YEARS                         (a)
----------------------------------  -------------------------------------------------------  --------------------
Alton T. Kuioka;                    Vice Chair of Pacific Century since April 1997,                 208,345(b)
  54                                  Executive Vice President of Pacific Century since
                                      October 1994, Vice Chair of the Bank since June 1994,
                                      and Chief Lending Officer of the Bank since August
                                      1995; Executive Vice President of the Bank from
                                      November 1991 to May 1994; Senior Vice President from
                                      October 1988 to October 1991.

David A. Houle;                     Executive Vice President of Pacific Century since April          72,457(c)
  50                                  1997; Senior Vice President, Treasurer and Chief
                                      Financial Officer of Pacific Century since December
                                      1992 and Executive Vice President and Chief Financial
                                      Officer of the Bank since February 1994; Senior Vice
                                      President and Investment Manager at Comerica
                                      Incorporated from January 1985 to September 1992.

Thomas C. Leppert;                  Vice Chair of Pacific Century and the Bank from April            93,950(d)
  43                                  1997 to December 31, 1997; Executive Vice President
                                      of Pacific Century and Vice Chair of the Bank from
                                      December 1996 to December 31, 1997; President and
                                      Chief Executive Officer, Castle & Cooke Properties,
                                      Inc. from 1989 to November 30, 1996; President of
                                      Residential Operations and Hawaii Commercial
                                      Operations, Castle & Cooke, Inc. (commercial and
                                      residential development) from 1995 to November 30,
                                      1996.

Directors, nominees and executive                                                                 1,142,522(e)
  officers as a group (14 persons)

---------

 (a) Each of the above named executive officers beneficially owns less than 1% of the outstanding shares of common stock of Pacific Century.

 (b) Includes 17,335 shares held in trust for Mr. Kuioka under the Bank of Hawaii Profit Sharing Plan, 43,572 shares owned individually, 200 of which are restricted shares, and 147,438 shares that Mr. Kuioka has the right to acquire within 60 days through the exercise of stock options.

 (c) Includes 861 shares held in trust for Mr. Houle under the Bank of Hawaii Profit Sharing Plan, 4,400 shares owned jointly with spouse, 200 shares owned by spouse in an individual retirement account, and 66,996 shares that Mr. Houle has the right to acquire within 60 days through the exercise of stock options.

 (d) Includes 1,900 shares owned individually, 200 of which are restricted shares, 50 shares acquired under the Deferred Plan, 90,000 shares that Mr. Leppert has the right to acquire within 60 days of December 31, 1997 through the exercise of stock options, and 2,000 restricted shares that Mr. Leppert has the right to acquire under the Director Stock Program.

 (e) Includes 96,524 shares owned by the Bank of Hawaii Charitable Foundation of which Mr. Johnson is President as mentioned in footnote (11) on page 7, 1,037,326 shares that may be acquired by executive officers within 60 days through the exercise of stock options, and 21,293 shares held in trust under the Pacific Century Profit Sharing Plan pursuant to elections by executive officers. If all such shares are included, all directors and executive officers of Pacific Century as a group owned 1.43% of Pacific Century's common stock on December 31, 1997 and no one director or executive officer owned more than 1% of such stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Pacific Century's directors and executive officers and persons who own more than ten percent of Pacific Century's common stock to report their ownership and changes in their ownership of Pacific Century's common stock to the Securities and Exchange Commission and the New York StockExchange. Specific due dates for these reports have been established by the Securities and Exchange Commission and Pacific Century is required to report in this proxy statement any failure of its directors and executive (and certain other) officers to file by these dates.

    To Pacific Century's knowledge, based solely on review of the copies of such reports received by Pacific Century and the written representations of its directors and officers, Pacific Century believes that all such filing requirements were satisfied by its directors and officers for 1997.

                      DUTIES AND COMPENSATION OF DIRECTORS

    Pacific Century's Board of Directors met a total of 6 times during 1997. Each of the directors attended 75% or more of the aggregate total number of meetings of the Board of Directors and the total number of meetings held by the committees on which he or she served in 1997.

    With the exception of Mr. Johnson and Mr. Dahl, who are not compensated for serving on the Board of Directors, each director was paid an annual retainer of $8,000, plus $750 for each regular Board meeting attended.

    The Board of Directors has 5 committees -- Audit Committee, Compensation and Management Development Committee ("Compensation Committee"), Chief Executive Office Evaluation Committee ("CEO Evaluation Committee"), Executive Committee, and Nominating Committee. Directors who are not employees of Pacific Century or any of its subsidiaries serving as members of the Audit Committee, Compensation Committee, and Executive Committee receive $600 for each meeting attended. The chair of the Compensation Committee receives an annual retainer of $2,500. The chair and vice chair of the Audit Committee also receive an annual retainer of $3,000 and $2,500 respectively. The chair of the CEO Evaluation Committee receives an annual retainer of $1,500 and each member received an annual retainer of $1,000 each. Members of the CEO Evaluation Committee receive no separate meeting fees.

    Pacific Century maintains a Deferred Plan under which each director may elect to defer all of his or her annual retainer and meeting fees or all of his or her annual retainer. Distribution of the deferred amounts will commence as of the first day of the first calendar month after the participating director ceases to be a director of Pacific Century. Distribution will be made in a lump sum or in approximately equal annual installments over such period of years (not exceeding 10 years) as the director elects at the time of deferral. Under the Deferred Plan, deferred amounts are not credited with interest, but are valued based on corresponding investments in Pacific Capital Funds or Pacific Century Stock, as selected by participants.

    Pacific Century maintains a Director Stock Program under which each director of Pacific Century and the Bank receives an automatic annual grant of options to acquire restricted stock at a price equal to the fair market value of Pacific Century's stock at the date of grant. A non-employee director who is a member of both Boards receives an annual option for 1,000 restricted shares, and a director who serves on only one Board receives an annual option for 500 restricted shares. In addition, under the Director Stock Program, directors of the Bank receive automatic annual grants of 100 restricted shares (not to exceed 500 restricted shares to any one director). These grants will replace qualifying shares (which are no longer required by state law) currently held by most Bank of Hawaii directors. Upon receipt of 500 shares of restricted stock under the Director Stock Program, directors will transfer their qualifying shares to the Bank at par value. Restricted stock issued under the Director Stock Program carries voting and dividend rights but is generally non-transferable during a restriction period that ends upon expiration of a director's last consecutive term, at death, upon disability, upon a change in control, or upon removal from office by shareholders without cause. Restricted stock will be forfeited if a director ceases to serve as a director for any reason that does not cause a lapse of the restriction period.

AUDIT COMMITTEE

    The Audit Committee, composed of Stuart T. K. Ho (Chair), Mary G. F. Bitterman (Vice-Chair), David A. Heenan and Robert Wo, Jr. met four times during 1997. The primary functions of this Committee are to review Pacific Century's filings with the Securities and Exchange Commission, review tax matters of consequence to Pacific Century and its subsidiaries, review the internal financial controls of Pacific Century and its subsidiaries, review the scope of auditing activity and reports prepared by Pacific Century's independent and internal auditors and regulatory agencies, and report the results to the Board of Directors. The Committee also annually reviews the audit services provided by the independent auditors and makes recommendations to the Board of Directors with respect to the nomination of independent auditors for Pacific Century.

COMPENSATION COMMITTEE

    The Compensation Committee, composed of Fred E. Trotter (Chair), Stuart T.
K. Ho, and Herbert M. Richards, Jr., met four times during 1997. The functions of this Committee are to review, approve, and report to the Board of Directors, the compensation arrangements and plans for senior management of Pacific Century and its subsidiaries. No member of the Compensation Committee may be an executive officer of Pacific Century and no executive officer of Pacific Century may be a member of the parallel committee of a corporation of which any of Pacific Century's outside directors is an officer or director. No executive officer of Pacific Century is a director of another entity having an executive officer who is a member of the Compensation Committee.

CEO EVALUATION COMMITTEE

    The CEO Evaluation Committee, composed of Fred E. Trotter (Chair), Stuart T.
K. Ho, Mary G. F. Bitterman, Stanley S. Takahashi and Herbert M. Richards, Jr. met five times in 1997. The functions of this Committee are to determine the performance objectives of the CEO and evaluate the CEO's performance measured against the performance objectives and goals of Pacific Century.

EXECUTIVE COMMITTEE

    The Executive Committee, which met two times during 1997, is composed of H. Howard Stephenson (Chair), Lawrence M. Johnson, Richard J. Dahl, Stuart T. K. Ho, Fred E. Trotter, and two other non-employee directors (currently Herbert M. Richards and Stanley S. Takahashi) who serve for six-month rotating terms. This Committee is authorized to exercise certain powers of the Board of Directors, which are delegated by resolution, during intervals between the meetings of the Board of Directors when time is of the essence.

NOMINATING COMMITTEE

    The Nominating Committee, composed of Fred E. Trotter (Chair), Peter D. Baldwin, Mary G. F. Bitterman, David A. Heenan, Stuart T. K. Ho, Herbert M. Richards, Jr., H. Howard Stephenson, Stanley S. Takahashi and Donald M. Takaki, did not meet in 1997 and met once during 1998. The functions of this Committee include the authority to consider and recommend to the Board of Directors nominees to fill Board vacancies. In addition to the nomination procedure discussed on page 4, this Committee will consider recommendations by shareholders for nominees for election to the Board, if such recommendations are received in writing, prior to February 4, 1999 and not earlier than January 25, 1999 and as otherwise provided by Section 2.06 of the restated By-Laws of Pacific Century, addressed to Pacific Century's Nominating Committee in care of the Corporate Secretary, Pacific Century, 130 Merchant Street, Honolulu, Hawaii 96813.

                             EXECUTIVE COMPENSATION

    The following table sets forth for the fiscal years ending December 31, 1997, 1996, and 1995, information with respect to compensation paid by Pacific Century to the Chief Executive Officer and to other persons who, at December 31, 1997, were executive officers of Pacific Century, ("named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                              ------------------------------------
                                                                                             PAYOUTS
                                                                                AWARDS      ----------
                                                                              -----------   SECURITIES
                    ANNUAL COMPENSATION                                       RESTRICTED    UNDERLYING   LONG TERM
------------------------------------------------------------   OTHER ANNUAL      STOCK       OPTIONS/    INCENTIVE    ALL OTHER
                                                     BONUS     COMPENSATION    AWARD(S)        SARS       PAYOUTS    COMPENSATION
NAME AND PRINCIPAL POSITION (1)  YEAR  SALARY ($)    ($)(2)       ($)(3)        (#)(4)        (#)(5)      ($)(6)       ($)(7)
-------------------------------  ----  ----------   --------   ------------   -----------   ----------   ---------   -----------
Lawrence M. Johnson............  1997    700,000      80,151       --                200       75,000           0       145,454
  Chairman of the Board          1996    652,917     491,973       --                200      100,000           0       135,825
  and Chief Executive            1995    575,004     488,753       --                         130,000           0        40,493
  Officer

Richard J. Dahl................  1997    475,008      48,950       --                200       60,000           0        96,081
  President and Chief            1996    443,750     300,929       --                200       80,000           0        84,585
  Operating Officer              1995    375,000     255,000       --                         100,000           0        26,440

Alton T. Kuioka................  1997    300,000      30,915       --                200       32,500           0        61,464
  Vice Chair and                 1996    271,567     184,234       --                          40,000           0        52,980
  Chief Lending Officer          1995    226,257     153,855       --                          54,000           0        15,988

Thomas C. Leppert..............  1997    300,000      30,915       --                200            0           0       122,051
  Vice Chair                     1996     25,000           0       --                          90,000           0       185,000
                                 1995          0           0       --                               0           0             0

David A. Houle.................  1997    236,256      58,420       --                          18,000           0        44,055
  Executive Vice President,      1996    222,917     101,282       --                          20,000           0        38,834
  Treasurer and Chief            1995    168,639      80,319       --                          23,000           0        11,940
  Financial Officer

---------

(1) Mr. Johnson has been Chairman of the Board and Chief Executive Officer since August 1, 1994. Mr. Dahl has been President since August 1, 1994 and Chief Operating Officer since August 1995. Mr. Kuioka has been Executive Vice President since October 26, 1994 and Chief Lending Officer since August 1995; and in April of 1997 assumed the title of Vice Chair and Chief Lending Officer. Mr. Leppert served as Executive Vice President from December 1996 to December 31, 1997 and assumed the title of Vice Chair from April 1997 until December 31, 1997.

(2) "Bonus" consists of cash awards under Pacific Century's One-Year Incentive Plans for the years 1995, 1996 and 1997. The material terms of the One-Year Incentive Plans are described in the Compensation Committee's Report in the section entitled "One-Year Incentive Plans" on page 18.

(3) Perquisites did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for any named executive officer for 1997.

(4) In 1996 and 1997 Mr. Johnson and Mr. Dahl each received 200 restricted shares and in 1997, Mr. Kuioka and Mr. Leppert each received 200 restricted shares (adjusted for the December 1997 100% stock dividend) under the Program. The fair market value on the date of the 1996 and 1997 grants (adjusted for the December 1997 100% stock dividend) were $17.75 and $20.875 respectively and the fair market value at year-end was $24.75. Dividends are paid on the restricted stock.

(5) Under the Pacific Century Stock Option Plan of 1994 ("Stock Option Plan"), each stock option was in tandem with a stock appreciation right ("SAR"). A SAR entitles the optionee, in lieu of exercising the stock option, to receive cash equal to the excess of the value of one share over the option price times the number of shares as to which the option is exercised. There were no restricted stock awards to the named executive officers of Pacific Century for 1995, 1996 and 1997 under the Stock Option Plan. All stock option awards were granted with an exercise price that is equal to the fair market value of Pacific Century's common stock on the date of grant. The number and exercise price of the stock options awarded to the named executive officers were not adjusted or amended for the years 1995, 1996 and 1997, except for the adjustment to the 1995 and 1996 options which have been adjusted for the 100% stock dividend paid on December 12, 1997, as required by the underlying stock option plans.

(6) Represents amounts paid under Pacific Century's Sustained Profit Growth Plan. There were no amounts paid under this plan for the three-year incentive period January 1, 1993 through December 31, 1995, January 1, 1994 through December 31, 1996 or January 1, 1994 through December 31, 1997. See section entitled "Sustained Profit Growth Plan" on page 19.

(7) This column includes allocations under the Pacific Century Profit Sharing Plan (the "Profit Sharing Plan"), the Pacific Century Profit Sharing Excess Plan (the "Excess Profit Sharing Plan"), the Pacific Century Money Purchase Plan (the "Money Purchase Plan") and the Pacific Century Excess Money Purchase Plan (the "Excess Money Purchase Plan"). The Profit Sharing Plan is a tax-qualified defined contribution plan. Each plan year, Pacific Century makes a profit sharing contribution based on Pacific Century's adjusted net income and adjusted return on equity for the plan year. The profit sharing contribution is allocated to all participants based on a participant's eligible compensation. The Profit Sharing Plan contains a 401(k) member savings feature as well as a company matching contribution of $1.25 for each $1.00 (up to 2% of eligible compensation) a participant contributes in 401(k) savings. The Money Purchase Plan was adopted effective January 1, 1996. The Money Purchase Plan is a tax-qualified defined contribution plan under which a participant will receive an allocation of an amount equal to 4% of the participant's total eligible compensation for each plan year. Mr. Leppert received an employment incentive in 1996 upon joining the Company but did not participate in the above mentioned plans until 1997. In 1997 Mr. Leppert received allocations under the above mentioned plans and compensation pursuant to an employment incentive.

   The Internal Revenue Code ("Code") imposes certain limitations on the annual amounts that any participant may receive under tax-qualified defined contribution plans equal to the lesser of $30,000 or 25% of eligible compensation. As a result, the Excess Profit Sharing Plan and the Excess Money Purchase Plan were adopted effective January 1, 1992 and January 1, 1996, respectively. The amount of any reduction applied to the qualified plan contributions as a result of Code limitations are credited under the Excess Profit Sharing and Excess Money Purchase Plans to accounts maintained on the books of Pacific Century. The amounts allocated under these plans will be paid from the general assets of Pacific Century at the time the participant receives a distribution of his respective account from the Profit Sharing Plan and Money Purchase Plan. Effective August 1, 1996, "rabbi trusts" were established with respect to the Excess Profit Sharing Plan and Excess Money Purchase Plan in order to better secure the payment of benefits. While assets of these plans are set aside in trust (with Pacific Century Trust, a division of Bank of Hawaii, as trustee), such assets remain the general assets of Pacific Century and are subject to the claims of Pacific Century's general creditors. Participants under these plans are allowed to direct the investment of their accounts in a manner similar to the Profit Sharing and Money Purchase Plans.

   For 1997 the named executive officers received the following allocations under the Profit Sharing Plan, the Excess Profit Sharing Plan, the Money Purchase Plan, and the Excess Money Purchase Plan:

                                                        401(k) PROFIT    EXCESS PROFIT
                                   401(k) PROFIT-       SHARING PLAN        SHARING                        EXCESS MONEY
                                    SHARING PLAN           FORMULA            PLAN       MONEY PURCHASE   PURCHASE PLAN
                                 MATCHING ALLOCATION     ALLOCATION        ALLOCATION    PLAN ALLOCATION    ALLOCATION
                                 -------------------  -----------------  --------------  ---------------  --------------
    Lawrence M. Johnson........       $   4,000           $  12,587        $   81,188       $   6,400       $   41,279
    Richard J. Dahl............           4,000              12,587            48,457           6,400           24,637
    Alton T. Kuioka............           4,000              12,587            25,508           6,400           12,969
    Thomas C. Leppert..........               0               1,049               917             533              467
    David A. Houle.............           4,000              12,587            13,967           6,400            7,101

                  STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS
                            --------------------------------
                              NUMBER OF       % OF TOTAL
                             SECURITIES      OPTIONS/SARS
                             UNDERLYING       GRANTED TO      EXERCISE OR
                            OPTIONS/SARS     EMPLOYEES IN     BASE PRICE   EXPIRATION
NAME                         GRANTED (#)      FISCAL YEAR       $/SHARE       DATE
--------------------------  -------------  -----------------  -----------  ----------
                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                                  (1)
                                                                                       --------------------------
                                                                                                         10%
                                                                                            5%       ------------
                                                                                       ------------
Lawrence M. Johnson.......       75,000(2)   9.51%/30.12%      $ 26.0625    12-12-07   $  1,221,649  $  3,103,105
Richard J. Dahl...........       60,000(2)   7.61%/24.10%      $ 26.0625    12-12-07        977,319     2,482,484
Alton T. Kuioka...........       32,500(2)   4.12%/14.06%      $ 26.0625    12-12-07        529,381     1,344,679
Thomas C. Leppert.........            0            0                   0       0                  0             0
David A. Houle............       18,000(2)   2.28%/ 7.22%      $ 26.0625    12-12-07        293,195       744,745

---------

(1) The Potential Realizable Values were determined using the Black-Scholes model. The following assumptions were utilized in determining the values: annual dividend yield of 3.13%; stock price volatility 17.42% (based on daily stock prices for the one year period prior to the grant date); and an option term of ten years.

(2) Stock options in tandem with SARs granted on December 12, 1997 become exercisable on December 11, 1998 for a nine-year period ending December 11, 2007. The exercise or base price of the stock options and tandem SARs was the fair market value of Pacific Century's common stock on date of grant. All such options and tandem SARs would become immediately exercisable upon a change in control of Pacific Century.

    The stock options and stock appreciation rights exercised by the named executive officers during fiscal 1997, as well as the number and total value of unexercised in-the-money options as of December 31, 1997, are shown in the following table:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED,
                                                                       UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                       OPTIONS/SARS AT FISCAL         OPTIONS/SARS AT FISCAL
                                                           VALUE            YEAR-END (#)                  YEAR-END ($)(2)
                                        SHARES ACQUIRED   REALIZED   --------------------------  ---------------------------------
NAME                                    ON EXERCISE (#)    ($)(1)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE      UNEXERCISABLE
--------------------------------------  ---------------  ----------  -----------  -------------  ------------  -------------------
Lawrence M. Johnson...................        28,418     $  299,981     378,826        75,000    $  3,149,133               0
Richard J. Dahl.......................        12,404        178,393     354,066        60,000    $  3,250,055               0
Alton T. Kuioka.......................         5,136        230,764     147,438        32,500    $  1,281,007               0
Thomas C. Leppert.....................             0              0      90,000             0    $    288,749               0
David A. Houle........................             0         21,565      66,996        18,000    $    489,204               0

---------

(1) Includes exercise of stock appreciation rights.

(2) The fair market value of Pacific Century's stock at year-end was $24.75.

          LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR (1)

                                                                                       ESTIMATED FUTURE PAYOUT
                                  TARGET PAYOUT                                    UNDER LONG-TERM INCENTIVE PLAN
                                  AS A % OF FY                                   -----------------------------------
                                 98-2000 AVERAGE   PERFORMANCE OR OTHER PERIOD    THRESHOLD     TARGET    MAXIMUM ($
NAME                              ANNUAL SALARY    UNTIL MATURATION OR PAYOUT     ($ OR #)     ($ OR #)     OR #)
-------------------------------  ---------------  -----------------------------  -----------  ----------  ----------
Lawrence M. Johnson............           50%         3 years ending 12-31-2000   $     386   $  385,875  $  771,750
Richard J. Dahl................           45%         3 years ending 12-31-2000         248      248,063     496,125
Alton T. Kuioka................           40%         3 years ending 12-31-2000         137      136,500     273,000
Thomas C. Leppert..............             0         3 years ending 12-31-2000           0            0           0
David A. Houle.................           30%         3 years ending 12-31-2000          80       80,325     160,650

---------

(1) Represents contingent awards under Pacific Century's Sustained Profit Growth Plan for the three-year incentive period from January 1, 1998 through December 31, 2000. Under this Plan each executive receives a contingent award of a specified percentage of his or her average annual base salary for the three-year period. The maximum cash award payable under the Plan is two times the contingent award. The amount of the cash awards will depend upon Pacific Century's performance as measured by earnings per share growth and return on average equity. Maximum payout, which is two times the contingent award, can occur only if the weighted average return on average equity for the three years covered by the Plan during the three-year period is 16% or more and total growth in earnings per share is 30% or more. No payments will be made if the weighted average return on average equity for the three years covered by the plan is 10% or less and total growth in earnings per share is 10% or less. If growth in the weighted average return on average equity for the three years covered by the Plan during such period is about 13% and growth in earnings per share is 20%, then one times the contingent awards would be payable ("Target" above). After the earnings per share growth rate and the weighted average return on average equity for the three years covered by the Plan have been ascertained, the Chairman and the President of Pacific Century will prepare recommendations for all participants (excluding themselves) for the Compensation Committee. The Compensation Committee will then make the final determination of cash awards. Target amounts are not presently determinable and the amounts set forth above are based on an assumed adjustment of 5% per annum of the 1998 annual compensation.

                               PENSION PLAN TABLE

                                            ESTIMATED MAXIMUM ANNUAL RETIREMENT
        AVERAGE ANNUAL                      BENEFIT BASED UPON YEARS OF SERVICE
     SALARY IN CONSECUTIVE       ----------------------------------------------------------
      HIGHEST PAID YEARS             15          20          25          30         35*
-------------------------------  ----------  ----------  ----------  ----------  ----------
$ 75,000.......................  $   20,254  $   27,005  $   33,756  $   40,507  $   47,258
 100,000.......................      27,754      37,005      46,256      55,507      64,758
 125,000.......................      35,254      47,005      58,756      70,507      82,258
 150,000.......................      42,754      57,005      71,256      85,507      99,758
 200,000.......................      57,754      77,005      96,256     115,507     134,758
 250,000.......................      72,754      97,005     121,256     145,507     169,758
 300,000.......................      87,754     117,005     146,256     175,507     204,758
 350,000.......................     102,754     137,005     171,256     205,507     239,758
 400,000.......................     117,754     157,005     196,256     235,507     274,758
 450,000.......................     132,754     177,005     221,256     265,507     309,758
 500,000.......................     147,754     197,005     246,256     295,507     344,758
 550,000.......................     162,754     217,005     271,256     325,507     379,758
 600,000.......................     177,754     237,005     296,256     355,507     414,758
 650,000.......................     192,754     257,005     321,256     385,507     449,758
 700,000.......................     207,754     277,005     346,256     415,507     484,758
 750,000.......................     222,754     297,005     371,256     445,507     519,758

---------

 *  Applies only to individuals hired before November 1, 1969.

    The Employees' Retirement Plan of Bank of Hawaii (the "Retirement Plan") provides retirement benefits for employees of participating employers who have completed certain age and service requirements. "Participating employers" means the Bank, First Federal Savings and Loan Association of America, First Savings and Loan Association of America, Pacific Century Bank, and any associated company that has adopted the Retirement Plan. Although retirement generally occurs at age 65, employees may retire at or after age 62 with unreduced benefits. The amount of benefits payable to employees who retire prior to age 62 is subject to specified adjustments. Benefits paid under the Retirement Plan are primarily determined by (1) the number of months a participant has worked, and
(2) a participant's average annual salary during the 60 consecutive months in his or her last 120 months of service affording the highest average, excluding overtime, premium pay, incentive plan payouts, and discretionary bonuses.

    The normal retirement benefit shown earlier assumes payment in the form of a single life annuity commencing at age 65, and is not subject to any deduction for Social Security or other offset amounts. The Internal Revenue Code generally limits the maximum annual benefit which can be paid under the Retirement Plan to the lesser of $125,000 in 1997 or 100% of the participant's average compensation for the highest three consecutive calendar years during which he or she was a participant. Accordingly, if at retirement the annual benefit of any participant should exceed this limit, the individual's benefit from the Retirement Plan will be reduced to the permissible maximum. The amount of this reduction will be paid to the participant from an unfunded excess benefit plan designed for this purpose. The Internal Revenue Code also limits the maximum average annual salary that may be considered for purposes of determining a participant's benefit (e.g., $160,000 in 1997). The amount of the reduction of benefit due to this salary limitation will also be paid to the participant under the unfunded excess benefit plan.

    On January 25, 1995, Pacific Century's Board of Directors approved comprehensive revisions to Pacific Century's retirement and profit sharing benefits, which include the freezing of the Retirement Plan and vesting of participants as of December 31, 1995 (with the exception that for the next succeeding five year period commencing January 1, 1996, benefits for certain eligible participants, including Messrs. Johnson and Kuioka, will increase in proportion to the increase in the participant's average annual salary). The credited years of service and the 1996 compensation covered by the Retirement Plan of the named executive officers as of the 1995 freeze date are as follows:
Mr. Johnson, 32 years and $575,004; Mr. Dahl, 13 years and $375,000; Mr. Kuioka, 26 years and $226,257; and Mr. Houle, 2 years and $168,639. In 1996, the Retirement Plan benefits for Messrs. Johnson and Kuioka were increased by 12.07% and 18.10%, respectively, in proportion to an increase in their average annual salary from 1996 to 1997.

CHANGE-IN-CONTROL ARRANGEMENTS

    Pacific Century's Key Executive Severance Plan (the "Severance Plan") provides participants, following a change in control of Pacific Century, with severance benefits under circumstances and in amounts set forth in the Severance Plan and in individual severance agreements with each participant. Each of the severance agreements with Pacific Century's current named executive officers provides that a "change of control" will be deemed to have occurred if (i) any person or group becomes the beneficial owner of 25% or more of the total number of voting securities of Pacific Century, or (ii) the persons who were directors of Pacific Century before a cash tender or exchange offer, merger or other business combination, sale of assets, or contested election cease to constitute a majority of the Board of Directors of Pacific Century or any successor to Pacific Century. Mr. Johnson's agreement, and the Severance Plan, further provide that a "change of control" will be deemed to have occurred if a majority of the Board of Directors determines in good faith that a change of control is imminent. For Messrs. Johnson, Dahl and Kuioka, severance benefits are payable if their employment is terminated voluntarily or involuntarily within 2 years of a change of control. Such severance benefits include (i) payment of a lump sum amount equal to 3 years of compensation (consisting of salary, bonuses, and certain other incentive compensation, calculated in Mr. Johnson's case on the basis of his highest total compensation during any 12-month period in the preceding three years, and in the case of Messrs. Dahl and Kuioka, by applying a multiplier of 3 to the highest salary, highest bonus and highest incentive compensation amounts paid in the preceding three years); (ii) special supplemental retirement payments equal to the retirement benefits the participant would have received had his employment continued for 3 years following his termination of employment

(or until his normal retirement date, if earlier); and (iii) continuation of all other benefits he would have received had employment continued for 3 years following the termination of employment (or until his normal retirement date, if earlier), such as hospital, medical-surgical, major medical, and group life insurance. The lump sum payment to Mr. Dahl and Mr. Kuioka would also include a payment equal to any difference between the actual payout under the One-Year Incentive Plan for the year of termination and the maximum amount that would be payable if employment continued to the end of the period and all performance goals were achieved. For Mr. Houle, severance benefits are payable if within 2 years of a change of control his employment is involuntarily terminated (or if he voluntarily terminates employment following certain events involving demotion, reduction of responsibilities, relocation, reduction in base salary, certain failures to continue compensation plans and benefits programs or his participation therein, or a failure of Pacific Century or its successor to assume the obligations to Mr. Houle under the agreement following a change in control). If such events occur, Mr. Houle would receive as severance two times his then base salary, two times his target bonus under the One-Year Incentive Plan, payouts under the One-Year Plan and the Sustained Growth Profit Plan, continuation of all benefits for two years (or, if earlier, until normal retirement age), and special retirement benefits similar to those described above but calculated as though he had continued employment for two years following termination.

    The agreements with Mr. Dahl, Mr. Kuioka and Leppert provide that amounts payable thereunder will be grossed up for the amount necessary to pay any golden parachute excise tax due. Mr. Houle's agreement provides that if payments to him would constitute or result in "excess parachute payments", payments to him under the agreement are to be reduced, but only if such reduction would result in an increase in his net benefit.

    Stock options and SARs held by named executive officers will become immediately exercisable upon a change of control. See notes to the table entitled "Stock Option/SAR Grants in Last Fiscal Year" on page 13. A change in control will also cause the lapse of restrictions on stock issued under the Program.

    In the case of the Incentive Plans and the 1998 to 2000 Growth Plan cycle, the relevant incentive period will end and awards will be paid upon a dissolution, liquidation, or change in control (as defined under the Severance
Plan) of Pacific Century. In those circumstances, payments will be calculated by multiplying contingent awards by 2.0 and by adjusting awards in proportion to the number of months of the original incentive period that elapsed prior to the triggering event. In the case of Growth Plan cycles that commenced in 1995 and 1996, relevant plan provisions do not utilize a change of control definition, and provide that triggering events would include dissolution, liquidation, or a consolidation or merger in which Pacific Century is not the surviving corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee, composed entirely of non-employee directors, sets and administers the policies which govern Pacific Century's executive compensation programs, and various incentive and stock option programs. The Committee reviews compensation levels of members of management, evaluates the performance of management, and considers management succession and related matters. All decisions relating to the compensation of Pacific Century's officers are reviewed by the full Board, except for decisions about awards under Pacific Century's employee stock option plans, which must be made solely by the Committee.

    The policies and underlying philosophy governing Pacific Century's executive compensation program, which are endorsed by the Committee and the Board of Directors, are designed to: (i) maintain a compensation program that is equitable in a competitive marketplace, (ii) provide opportunities that integrate pay with Pacific Century's annual and long-term performance goals,
(iii) encourage achievement of strategic objectives and creation of shareholder value, (iv) recognize and reward individual initiative and achievements, (v) maintain an appropriate balance between base salary and short and long-term incentive opportunity, and (vi) allow Pacific Century to compete for, retain, and motivate talented executives who are critical to Pacific Century's success.

    The Committee seeks to target executive compensation at levels that the Committee believes to be consistent with others in Pacific Century's industry, with the executive officers' compensation weighted toward programs contingent upon Pacific Century's level of annual and long-term performance. As a result, the executive officers' actual compensation levels in any particular year may be above or below those of Pacific Century's competitors, depending upon Pacific Century's performance. The following are Pacific Century's competitive targets:

    In general, for senior management positions of Pacific Century (including Pacific Century's executive officers) and its subsidiaries, Pacific Century will pay base salaries that, on average, are at the 50th percentile of other banks and financial service companies of Pacific Century's current and projected asset size, and with similar products and markets and with opportunities for incentives that will result in total cash compensation above the 50th percentile when Pacific Century's performance exceeds expectations.

    Goals for specific components are as follows:

        Base salaries for executives generally are targeted at the 50th percentile.

        The short-term (one-year) incentive plan will provide 50th percentile awards if annual goals are achieved. The plan will pay higher awards if annual performance goals are exceeded.

        Under long-term incentive plans, Pacific Century will provide to participants a consistent 50th percentile opportunity from year-to-year, with possibilities of earning substantially higher levels if long-term performance goals are exceeded.

    Pacific Century retains the services of nationally recognized consulting firms to assist the Committee in connection with the performance of its various duties. Those firms provide advice to the Committee with respect to compensation programs for senior management (including executive officers) of Pacific Century and its subsidiaries. Pacific Century also obtains an extensive compensation survey biennially. Such a survey was received in October 1997 in connection with the review by the consulting firm of Pacific Century's compensation programs for senior managers.

    The 1997 compensation survey provided a comparative analysis of 33 positions utilizing a comparator group of 17 (including Pacific Century) bank corporations. Those bank corporations were viewed as more comparable to Pacific Century in terms of overall size, business mix and geographic scope than the 26 bank corporations in the Montgomery Securities Regional Bank Group (which includes 11 of the 17 bank corporations) used in the performance graph. The 1997 survey included 7 of the 24 bank corporations in the S&P Major Regional Bank Index. For purposes of the 1997 survey, the consultant obtained base salaries as of April 1, 1997 and other compensation data from the comparator group and derived market comparables from that data. During 1997 Pacific Century also participated in a series of annual compensation practice reviews conducted by nationally recognized compensation consultants. Those reviews provided pay practice data for professional and managerial positions at nationwide banks with $10 billion to $19.9 billion in assets (a group which includes 14 bank corporations utilized for comparative purposes in the 1997 compensation survey), and for various smaller bank corporations. Based on that data and the results of Pacific Century's 1997 biennial survey, Pacific Century believes that salary and total cash compensation of its executive officers generally corresponds to the 50th percentile of cash compensation opportunities provided by comparable banks and financial services companies.

1997 COMPENSATION ELEMENTS

    Compensation paid to named executive officers in 1997, as reflected in the Summary Compensation Table on page 11, consisted of the following elements: base salary, profit sharing, and One-Year Incentive Plan cash awards for 1997. In addition, as indicated in the Summary Compensation Table and the table on page 13 entitled "Stock Option/SAR Grants in Last Fiscal Year", in 1997 the Committee awarded stock options under Pacific Century's employee stock plans. No awards were paid under Pacific Century's Sustained Profit Growth Plan (the "Growth Plan") for the 1995 through 1997 cycle. Both the One-Year Incentive Plan and the Growth Plan are performance-based plans in which awards to named executive officers are tied to objective measures of corporate performance.

BASE SALARIES

    Base salaries for executive officers are determined by evaluating the responsibilities of the positions held, the experience of the individual, the competitive marketplace, and the individual's performance of his or her responsibilities, with greatest emphasis on individual performance and the competitive marketplace.

Adjustments to salary also reflect new responsibilities assigned or assumed by the individual. In setting salaries, the focus is generally on competitive data. Also taken into account are key differences in responsibilities between the executives of Pacific Century and of other banks, and the overall economic environment. No specific weighting is given to the foregoing factors.

ONE-YEAR INCENTIVE PLANS FOR 1997

    The stated purpose of Pacific Century's One-Year Incentive Plans (in the aggregate, "Incentive Plans") is to (i) motivate special achievement by eligible employees upon whose judgment, initiative and efforts Pacific Century is largely dependent for the successful conduct of its business through a compensation program emphasizing performance objectives; (ii) supplement other compensation plans; and (iii) assist Pacific Century in retaining and attracting such employees. There are two Incentive Plans. The first covers the Chairman, President, and Vice Chairs of Bank of Hawaii, and the second covers other key employees of Pacific Century and its subsidiaries. Under the Incentive Plans, the Committee establishes, at the start of the fiscal year, performance objectives applicable to annual award payments and the amounts of such awards. Each participant receives a contingent incentive award of a specified percentage of his or her annual base salary. The maximum actual bonus payment permitted is 200% of the contingent incentive award. For 1997, the contingent incentive awards for named executive officers of Pacific Century were as follows: Mr. Johnson -- 50%; Messrs. Dahl, Kuioka and Leppert -- 45% and Mr. Houle -- 35%. The awards under the Incentive Plans reported in the "Bonus" column of the Summary Compensation Table on page 11 were based upon financial performance factors established at the start of the fiscal year and reviewed and approved by the Committee. These factors measured Pacific Century's (i) Return On Average Assets ("ROAA") and (ii) Net Income. For purposes of the 1997 Incentive Plans, "ROAA" is defined as Pacific Century's 1997 net income (subject to certain adjustments such as unusual gain or loss transactions) divided by Pacific Century's Average Total Assets (as reported in its Annual Report to Shareholders) and "Net Income" is defined as Pacific Century's consolidated net income as reported by Pacific Century in its Annual Report (subject to certain adjustments such as unusual gain or loss transactions) for 1997. The Committee regards ROAA and net income as appropriate measures of performance over a one-year time frame. As elements of the Incentive Plans, they are intended to induce growth in earnings through a more efficient mix of earning assets.

    Under the 1997 Incentive Plans, the maximum financial performance factor of
2.0 would be attained if Net Income were $155 million or more and ROAA were 1.15% or more. In the case of the Incentive Plan covering the group which includes the Chairman, the amount of the annual award is determined by multiplying the contingent incentive award by the financial performance factor, and the Committee is not permitted to increase (though it may reduce) the resulting award amount. As discussed below, the Incentive Plan covering other key employees (including Mr. Houle) utilizes both a financial performance factor and an individual performance factor.

    For 1998, the Incentive Plans will again utilize ROAA and Net Income to determine the financial performance factor. However, for 1998, as in 1997, the Incentive Plan covering the key employee group which does not include the Chairman weights the financial performance factor and the individual performance factor by multiplying the factors by percentages which total 100% (e.g., 75% financial performance factor and 25% individual performance factor). Thereafter, the annual award is determined by multiplying the contingent incentive award by the sum of the financial performance and individual performance factors as so adjusted. The weighting of the performance factors allows the annual award to be tied more directly to the employee's roles and responsibilities. Based on the 1997 survey, the Committee has increased the contingent incentive award for the Chairman from 50% to 70% of annual base salary and for the President, from 45% to 50%. This increased participation is based upon the results of the 1997 survey which reflected that the current participation levels were under the 50% percentile of incentive opportunities provided by comparable banks and financial services.

SUSTAINED PROFIT GROWTH PLAN

    The Pacific Century Sustained Growth Plan (the "Growth Plan") is intended to advance the interests of Pacific Century by (i) motivating special achievement by eligible employees upon whose judgment, initiative, and efforts Pacific Century is largely dependent for the successful conduct of its business through a compensation program emphasizing long-term performance incentives; (ii) supplementing other compensation plans; and (iii) assisting Pacific Century in retaining and attracting such employees. The Committee has the discretion to determine which, and to what extent, selected senior officers will participate in the Growth Plan on the basis of their ability to make substantial contributions to the long-term success, growth, and profitability of Pacific Century. Currently, 41 senior officers (including all Pacific Century executive officers) participate in the Growth Plan. Under the Growth Plan, each selected senior officer receives a contingent incentive award opportunity of a specified percentage of his or her average annual base salary for the three-year period. Actual awards are determined by measuring Pacific Century's performance over a three year period. Before the beginning of a Growth Plan year, the Committee selects business criteria or measures and establishes specific objective numeric goals for the following three-year period.

    The measures selected for the 1995 to 1997 Growth Plan cycle were net income per employee and growth in earnings per share, weighted equally. Pacific Century did not meet its performance goals for cycles ending 1995, 1996 and 1997. Accordingly, no long-term incentive payments were made to any named executive officer with respect to such cycle.

    The performance measures selected by the Committee for the 1998 to 2000 cycle, and contingent award percentages for current named executive officers, are described on page 14 under "Long-Term Incentive Plans -- Awards in Last Fiscal Year." The Committee increased the level of participation for the participating executive officers based upon the results of the 1997 survey which indicated that the current level of participation fell below the 50th percentile of incentive opportunities provided by comparable banks and financial services companies. The Committee increased levels of participation for contingent awards to the following percentages of annual base salary: Chairman (40% - 50%), President (35% - 45%) and Vice Chairs (35% - 40%).

STOCK OPTION PLAN

    The Committee considers stock option grants under the Pacific Century Financial Corporation Stock Option Plan of 1994 (the "Plan") for key employees of Pacific Century and its subsidiaries. Stock options are granted by the Committee to those key employees whose management responsibilities place them in a position to make substantial contributions to the financial success of Pacific Century. Directors who are not also employees may not participate in the Plans. The Committee, which administers the Plans, determines whether the options are incentive stock options or nonqualified stock options. Stock options are granted with an exercise price equal to the market price of Pacific Century's common stock on the date of grant.

    The Committee believes that stock options provide a strong incentive to increase shareholder value, since stock options have value only if the stock price increases over time. The Committee believes that option grants to its executive officers and other key employees help to align the interests of management with those of stockholders and to focus the attention of management on the long-term success of Pacific Century.

    The size of stock option awards is based primarily on the individual's responsibilities and position. Individual awards are also affected by the Committee's subjective evaluation of other factors it deems appropriate, such as assumption of additional responsibilities, competitive factors, and achievements that in the Committee's view are not fully reflected by other compensation elements. While the value realizable from exercisable options is dependent upon the extent to which Pacific Century's performance is reflected in the market price of Pacific Century's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is primarily determined by each individual executive and not by the Committee. Accordingly, the Committee's decisions concerning individual grants generally are not affected by the number of options previously exercised, or the number of unexercised options held.

    In July 1997, 98,000 options were granted to 12 key employees as provided for in the merger agreement with CU Bancorp, in November 1997, 50,000 options were granted to 1 key employee and in December 1997, the Committee granted options for a total of 644,300 options to 384 key employees. The July and November options have been adjusted to reflect the December 12, 1997 100% stock dividend. The number of grants in 1997 reflected advice received by the Committee from two compensation consulting firms that annual levels of option grants should be 1% to 1.5% of outstanding stock.

    The amounts of individual awards to executive officers in 1997 were based on their individual positions and responsibilities, and the other factors discussed above. In the case of Mr. Johnson, the Committee elected to grant him a stock option for 75,000 shares at an option price of $26.0625 (adjusted for the December 12, 1997 100% stock dividend). The 1997 award to Mr. Johnson reflects the Committee's continuing strategy of balancing short and long-term incentives in structuring executive officer compensation. The level of his 1997 option awards was determined primarily by the Committee's subjective evaluation of the importance to Pacific Century of its Chairman and Chief Executive Officer relative to positions held by other key employees to whom options were awarded. In addition, the Committee's December 1997 grants to Mr. Johnson took into account, without any specific weighting, competitive considerations and the Committee's view that Mr. Johnson had made significant accomplishments as set forth in the "CEO Compensation" section below

CEO COMPENSATION

    In setting Mr. Johnson's target annual compensation as Chief Executive Officer ("CEO"), the Committee has sought to provide levels that are competitive among comparable banks and financial services corporations as described at page
17. The specific target levels for each element of compensation were the same as those shown on page 17 for all Pacific Century executive officers. Pacific Century's One-Year Incentive Plan, the Growth Plan and option grants make a substantial percentage of Mr. Johnson's compensation dependent upon Pacific Century's performance. These arrangements also implement the Committee's intent to have a significant percentage (over 20%) of each executive officer's target compensation based on objective long-term performance criteria.

    The Committee considered the results of their evaluation and assessment of the CEO's performance in 1996 and also considered the results of a 1995 review of Pacific Century's compensation program, both of which were discussed in the 1997 proxy, and the Company's performance in 1996 and based on same; increased Mr. Johnson's salary effective January 1, 1997 by approximately 4% from $660,000 to $700,000. The Committee determined that the salary adjustment was appropriate in view of the above findings (which reflected that Mr. Johnson's base salary was below the 50th percentile of market data) and also in view of the Company's 1996 corporate performance. Mr. Johnson received, in 1998, a 1997 bonus of $80,151. The amount of that bonus was determined by applying Pacific Century's 1997 results to the applicable financial performance factor for the Incentive Plan in which he participates. Based on the findings of the Committee, the Committee awarded Mr. Johnson at-market options to acquire a total of 75,000 shares in 1997, for reasons described above. The Committee will also consider its findings and the corporate performance in determining Mr. Johnson's 1998 compensation. He received no payment under the Growth Plan.

    The CEO Evaluation Committee met 3 times separately and 3 times with the CEO in 1997. The Committee reviewed evaluations submitted by all independent Pacific Century directors and requested a self-performance review from Mr. Johnson. The Committee presented the ratings and evaluation to Mr. Johnson and the full board for discussion and Mr. Johnson responded to the Committee and the full board. Mr. Johnson's performance was evaluated using the following criteria:

  --
    Strategic Planning
  --
    Financial Performance
  --
    Structural Soundness
  --
    Decision Making
  --
    External Relations
  --
    Board Relations
  --
    Shareholder Relations
  --
    Corporate Objectives

    The Committee determined that under Mr. Johnson's leadership, Pacific Century had made significant progress and accomplishments. Some of the key quantitative indicators of performance are set forth below:

                                                                             COMPANY PERFORMANCE
                                                                               1996       1997
                                                                             ---------  ---------
Net Income (millions)......................................................  $   133.1  $   139.5
Earnings Per Share (EPS)*..................................................  $    1.62  $    1.72
Return on Average Assets (ROAA)............................................        .99%      0.98%
Return on Average Equity (ROAE)............................................      12.43%     12.57%
Equity to Assets (EOA).....................................................       7.95%      7.79%

---------

* EPS shown is diluted.

REVENUE RECONCILIATION ACT OF 1993

    In 1993, Congress adopted the Revenue Reconciliation Act of 1993 (the "1993 Act"), certain provisions of which limit the ability of publicly-held companies to deduct for taxation purposes the compensation paid to individual employees in excess of $1 million in any fiscal year. The 1993 Act affords certain exemptions to the deductibility limitation, generally requiring that compensation be closely tied to objective performance criteria.

    In general, Pacific Century intends to maintain deductibility for all compensation paid to covered employees, and will comply with the required terms of the specified exemptions under the 1993 Act, except in circumstances under which such compliance would unduly interfere with the goals of Pacific Century's executive compensation program or the loss of deductibility would not be materially adverse to Pacific Century's overall financial position. From 1995 through 1997, the One-Year Incentive Plan, discussed on page 18, was amended to increase the maximum contingent incentive award for the President and Vice-Chair of Bank of Hawaii (currently Mr. Dahl and Mr. Kuioka) from 40% to 45% of annual base salary. Beginning in 1998, the maximum contingent incentive awards under the One-Year Incentive Plan for the CEO (Mr. Johnson) was amended from 50% to 70% of annual base pay and the maximum contingent award for the President and Vice Chairs was increased from 45% to 50%. Beginning in 1998, the maximum contingent award under the Growth Plan was increased from 40% to 60% for the CEO and 35% to 50% for the President and 35% to 40% for the Vice Chairs. The Committee recognizes that any increased compensation attributable to these amendments would not qualify for exemption from the deduction limitation. However, consistent with the Committee's above-stated intent, the Committee believes that the amendment is necessary to achieve the incentive goals of Pacific Century's executive compensation program and any loss of deductibility would not be materially adverse.

                                          Compensation Committee
                                          Fred E. Trotter, Chairman
                                          Stuart T. K. Ho
                                          Herbert M. Richards, Jr.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    No executive officer of Pacific Century served as a member of a compensation committee (or board of directors serving as such) of any entity of which any member if the Compensation Committee was an executive officer.

    As discussed under "Transactions with Management and Others" Pacific Century offers preferential rate loans for primary residences to directors and executive officers of Pacific Century and its subsidiaries. Such preferential rate loans include primary residence adjustable rate mortgage loans made to two members of the Compensation Committee, Messrs. Ho and Trotter. The largest such loan amounts outstanding during 1997, the loan amounts outstanding at December 31, 1997, and the average interest rates charged during 1997 in connection with these two loans were, respectively, $359,486, $350,148 and 6.50% for Mr. Ho, and $307,110, $0 and 7.37% for Mr. Trotter. Mr. Trotter repaid his loan in full in November 1997. Mr. Ho is Chairman and President of Capital Investment of Hawaii, Inc. which purchased commercial paper from Pacific Century during 1997. The range of purchases was from $100,000 to $300,793 at an average interest rate of 4.95%. The average purchase for 1997 was $181,090. Total purchases for 1997 were $8,692,344. Mr. Trotter is President of F. E. Trotter, Inc. which had leases with Pacific Century Leasing, Inc.. a subsidiary of Bank of Hawaii, a subsidiary of Pacific Century during 1997. The largest aggregate amount outstanding as of 1997 was $76,166 at an average yield of 21.27% and the amount outstanding as of December 31, 1997 was $55,118. Transactions with Capital Investment of Hawaii, Inc. and F. E. Trotter, Inc. were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other persons.

                               PERFORMANCE GRAPH

    The following performance graph, which shows a five-year comparison of cumulative total returns for Pacific Century, the S&P 500 Index, a peer group defined in the S&P Major Regional Bank Index and a peer group defined in the NationsBanc Montgomery Securities Regional Bank Index, shall not be deemed to be incorporated by reference into any filing under the 1933 Act or the 1934 Act, except to the extent Pacific Century specifically incorporates it by reference into a filing under the 1933 Act or the 1934 Act; nor shall it be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the 1934 Act or to the liabilities of Section 18 of the 1934 Act, except to the extent that Pacific Century specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into a filing under the 1933 Act or the 1934 Act. As of the date of this Proxy Statement, Pacific Century has made no such incorporation by reference or request.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
        (BASED ON INITIAL INVESTMENT OF $100 WITH DIVIDENDS REINVESTED) EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                PACIFIC CENTURY FINANCIAL
                       CORPORATION               S&P 500    S&P MAJOR REGIONAL BANK INDEX
Dec-92                                     100        100                              100
Dec-93                                      96        110                              106
Dec-94                                      93        112                              100
Dec-95                                     135        153                              158
Dec-96                                     163        189                              216
Dec-97                                     197        252                              325


           NATIONSBANC MONTGOMERY SECURITIES REGIONAL BANK INDEX
Dec-92                                                       100
Dec-93                                                       104
Dec-94                                                        99
Dec-95                                                       153
Dec-96                                                       211
Dec-97                                                       315

                                                                 DEC-92       DEC-93       DEC-94       DEC-95       DEC-96
                                                               -----------  -----------  -----------  -----------  -----------
Pacific Century Financial Corporation........................   $     100    $      96    $      93    $     135    $     163
S&P 500......................................................         100          110          112          153          189
S&P Major Regional Bank Index................................         100          106          100          158          216
NationsBanc Montgomery Securities............................         100          104           99          153          211
  Regional Bank Index........................................

                                                                 DEC-97
                                                               -----------
Pacific Century Financial Corporation........................   $     197
S&P 500......................................................         252
S&P Major Regional Bank Index................................         325
NationsBanc Montgomery Securities............................         315
  Regional Bank Index........................................

---------

* Assumes $100 invested on December 31, 1992 in Pacific Century Financial Corporation stock, S&P 500 Index, S&P Major Regional Bank Index and NationsBanc Montgomery Securities Regional Bank Index.

    The S&P Major Regional Bank Index will replace the NationsBanc Montgomery Securities Regional Bank Index beginning in 1998. The S&P Major Regional Bank Index, compiled by Standard & Poor's, is a widely recognized index and industry benchmark. The chart assumes that $100 was invested on December 31, 1992 in Pacific Century stock, the S&P 500 Index, the S&P Major Regional Bank Index and the NationsBanc Montgomery Securities Regional Bank Index. The total return on each investment is as of December 31 of each of the subsequent 5 years and assumes reinvested dividends.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

LOANS

    Directors and named executive officers of Pacific Century and their associates were customers of and had transactions with Pacific Century and its subsidiaries in the ordinary course of business in 1997, and additional transactions in the ordinary course of business may be expected to take place in the future with Pacific Century and its subsidiaries.

    With the exception of the preferential rate loans described below, all outstanding loans and commitments by Pacific Century to directors, named executive officers, and their associates were made in the ordinary course of business, were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. Pacific Century offers preferential rate loans to directors and executive officers of Pacific Century and its subsidiaries for primary residences under policies, terms, and conditions applicable to all other employees at rates no lower than 1% below the prevailing market rates.

    The following schedule (together with certain information set forth under "Compensation Committee Interlocks and Insider Participation") provides information concerning preferential rate loans made by Pacific Century to those directors and executive officers of Pacific Century whose aggregate indebtedness exceeded $60,000 at any time during 1997:

                                                        LARGEST LOAN                                   AVERAGE
                                                         AMOUNT(S)    LOAN AMOUNT(S)                   INTEREST
                                                        OUTSTANDING   OUTSTANDING ON      TYPE OF        RATE
DIRECTORS                                               DURING 1997      12/31/97      TRANSACTION(S)  CHARGED
------------------------------------------------------  ------------  ---------------  -------------  ----------
Peter D. Baldwin......................................   $  341,905     $   335,827      Real Estate    7.04%(1)
Richard J. Dahl.......................................      879,773         839,951      Real Estate    7.00%(2)
Stuart T.K. Ho........................................      359,486         350,148      Real Estate    6.50%(1)
Lawrence M. Johnson...................................      549,483         543,088      Real Estate    7.61%(1)
Fred E. Trotter.......................................      307,110               0      Real Estate    7.37%(1)
Donald M. Takaki......................................      181,795         177,422      Real Estate    7.34%(1)

EXECUTIVE OFFICERS
(EXCLUDING THOSE WHO
ARE ALSO DIRECTORS)
------------------------------------------------------
Alton T. Kuioka.......................................      471,562         459,526      Real Estate    7.50%(2)
David A. Houle........................................      295,778         291,963      Real Estate    7.25%(1)

---------

(1) Primary residence adjustable rate mortgage loan.

(2) Primary residence fixed rate mortgage loan.

CERTAIN BUSINESS RELATIONSHIPS

    Pacific Century and its subsidiaries, in the ordinary course of business, have occasion to utilize the products or services of a number of organizations with which directors of Pacific Century are or were affiliated as officers, directors, partners or shareholders. Management believes that such transactions were on terms that were at least as favorable to Pacific Century or the subsidiaries of Pacific Century involved as would have been available from unaffiliated parties.

LEASES

    Donald M. Takaki is Chairman and CEO of Island Movers, Inc. which was a party to leases with Pacific Century Leasing, Inc. a subsidiary of the Bank of Hawaii during 1997. The largest aggregate amount outstanding as of 1997 was $323,334 at an average yield of 17.19% and the amount outstanding as of December 31, 1997 was $314,280. Transactions with Island Movers, Inc. were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other persons.

SALE OF COMMERCIAL PAPER

    As a means to borrow funds on a short-term basis, Pacific Century issues commercial paper that matures in 1 to 269 days. The interest rates paid are determined by prevailing money market conditions. Among those who purchased Pacific Century's commercial paper during 1997 were:

                                                                                              AVERAGE      AMOUNT
                                                             AMOUNT OR RANGE OF PURCHASES    INTEREST    OUTSTANDING
                        PURCHASER                           AND AVERAGE PURCHASE FOR 1997      RATE       12/31/97
----------------------------------------------------------  ------------------------------  -----------  -----------
Capital Investment of Hawaii, Inc. (of which Mr. Ho, a           $100,000 to 300,793              4.95%   $     -0-
  director of Pacific Century, is Chairman and President)     Average purchase $181,090

                               PROPOSAL TO AMEND
                   THE PACIFIC CENTURY FINANCIAL CORPORATION
                           STOCK OPTION PLAN OF 1994

    Pacific Century's Board of Directors has approved, and recommended that shareholders ratify and approve, Amendment 97-2 (the "Amendment") to the Pacific Century Financial Corporation Stock Option Plan of 1994 (the "Plan"). Such approval and ratification requires the affirmative vote of a majority of the shares of Pacific Century Common Stock outstanding on the record date for the Annual Meeting. A copy of the Amendment is attached as Appendix A and incorporated herein by reference.

    The Amendment was adopted by the Board in connection with the merger of CU Bancorp into Pacific Century during 1997. CU Bancorp maintained stock option programs for employees and directors of CU Bancorp and its subsidiary, California United Bank. CU Bancorp's option programs, like the Plan, were designed to help attract, retain and motivate high quality personnel and provide incentives for the promotion of business and financial success. The Boards of Directors of Pacific Century and of CU Bancorp believed it was in the best interests of their respective companies that Pacific Century issue options ("Replacement Options") in assumption of or substitution for options to acquire CU Bancorp stock held by individuals employed by California United Bank at the effective time of the merger, when California United Bank became a subsidiary of Pacific Century. The assumption or replacement of employee stock options is commonly utilized in acquisition transactions in order to help motivate an acquired company's employees to achieve the objectives of the acquiring company, and to preserve the value to an acquired company's employees of their existing options without requiring exercise of such options prior to the acquisition. However, it was not clear that such assumption or replacement could be accomplished under Hawaii law and the provisions of the Plan. Hawaii law provides, in general, that options may not be issued to directors, officers, or employees of a corporation or its subsidiaries unless such grants are approved by shareholders, or are authorized by and consistent with a plan approved or ratified by shareholders. Further, the Plan did not contain any provisions specifically authorizing issuance of Replacement Options, although the Plan did contain broad authority to amend the Plan. In addition, the Plan generally required that all options be issued at an exercise price equal to the fair market value of Pacific Century common stock as of the date of grant, thereby raising questions as to whether a Replacement Option may preserve the equivalent of the optionee's existing exercise price that is "in the money" and lower than the fair market value of Pacific Century common stock at the time the Replacement Option is issued. In reviewing these issues, the Board determined that it was important to maintain flexibility to provide for the assumption or replacement of an acquired company's stock options, not only in connection with the CU Bancorp transaction, but also in connection with other acquisition transaction that Pacific Century might undertake in the future. Accordingly, the Pacific Century Board of Directors adopted the Amendment on April 25, 1997, subject to a requirement that it be approved by shareholders no later than June 30, 1998.

    The Amendment supplements existing Article 13, and adds a new Section 17. The preexisting provisions of Article 13 grant the Board of Directors authority, among other things, to amend the Plan (subject to a requirement that shareholder approval be obtained if such approval is necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934). The Amendment supplements Article 13 of the Plan by stating specifically that (i) if Pacific Century or any of its subsidiaries is party to a merger, share exchange, stock or asset acquisition or similar transaction, the Board of Directors may issue awards under the Plan (including options) in connection with the assumption, substitution or conversion of similar stock compensation awards that have been issued by another party to such transaction, and (ii) the Board of Directors is authorized to amend the Plan or adopt supplements thereto in such manner as it deems appropriate to provide for any such assumption, substitution or conversion, all without further action by shareholders.

    The Amendment also adds Article 17 to the Plan, which specifically authorizes issuance of Replacement Options on the terms required by the merger agreement between Pacific Century and CU Bancorp and on additional terms established by the Compensation Committee. Pursuant to the terms of the merger agreement, all unexercised options to acquire CU Bancorp stock that were held by a persons employed by California United Bank at the effective time of the merger have been assumed or replaced with comparable substituted options to acquire Pacific Century common stock. Such Replacement Options were issued to 52 employees of California United Bank. Those Replacement Options provide in the aggregate for issuance of up to 173,731 shares of Pacific Century common stock, at a weighted average exercise price of $7.25 per share.

    Subject to various other requirements, the exercise price established for each such Replacement Option was equal to the exercise price of each CU Bancorp option converted into a Replacement Option, divided by the exchange ratio utilized in the merger, and the Replacement Option was for a number of shares of Pacific Century common stock equal to product of the exchange ratio multiplied by the number of shares of CU Bancorp stock that were subject to the CU Bancorp option (disregarding fractional shares). All such Replacement Options were issued pursuant to Replacement Option agreements among the relevant optionee, Pacific Century and CU Bancorp. The Replacement Option agreements were structured so that the aggregate fair market value of the Pacific Century common stock subject to each Replacement Option over the aggregate option exercise price for the Replacement Option did not exceed the aggregate fair market value of the CU Bancorp stock subject to the CU Bancorp option over the aggregate option exercise price for the CU Bancorp option, and so that the optionees would not receive benefits under the Replacement Option which the optionee did not have under the CU Bancorp option. All of the Replacement Option agreements provide that options thereunder are not exercisable prior to the date the Amendment is approved by Pacific Century shareholders. In the case of any Replacement Option that would otherwise expire prior to the date on which Pacific Century shareholders vote on the Amendment, the Replacement Option agreements provide for the extension of the exercise period until 90 days following the vote of Pacific Century shareholders. If the shareholders of Pacific Century do not approve the Amendment, Pacific Century will be required to pay each holder of a Replacement Option an amount equal to (i) the product of the number of shares of Pacific Century common stock covered by the optionee's Replacement Option multiplied by the closing price of Pacific Century common stock on the date of disapproval, less (ii) the aggregate exercise price of all such Replacement Options held by the optionee. Pacific Century is permitted to make such payments either in cash or, at its election, by delivery of that number of shares of Pacific Century common stock which would equal the Replacement Option amount divided by the closing price of Pacific Century common stock on the date of disapproval, rounded down to a whole share, plus cash for any fractional share.

    The Board of Directors believes that the issuance of Replacement Options in the CU Bancorp transaction was of significant benefit to Pacific Century, because it gave participating employees of California United Bank a direct financial interest in the success of Pacific Century commencing at closing of the merger. The Board of Directors further believes that, in any future acquisition transactions considered by Pacific Century, the ability to assume or replace options granted by other parties to such transactions may be similarly beneficial.

    ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE AMENDMENT.

                PROPOSAL TO APPROVE REINCORPORATION IN DELAWARE

INTRODUCTION

    For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Hawaii to Delaware (the "Reincorporation Proposal"). Throughout this Proposal, the term "Pacific Century-Hawaii" refers to the existing Hawaii corporation and the term "Pacific Century-Delaware" refers to the new Delaware corporation, currently a wholly owned subsidiary of Pacific Century-Hawaii and the proposed successor to Pacific Century-Hawaii. The Board of Directors of Pacific Century-Hawaii has unanimously approved the Reincorporation Proposal, including the Agreement and Plan of Merger (the "Merger Agreement"), and directed that the Merger Agreement be submitted to a vote at the Annual Meeting. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

    Under the Hawaii Act, the affirmative vote of the holders of at least three-fourths of the issued and outstanding shares of Pacific Century-Hawaii common stock is required for approval of the Reincorporation Proposal.

    THE BOARD RECOMMENDS A VOTE FOR THE REINCORPORATION PROPOSAL. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL

    For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. The Board of Directors believes that the principal reasons for considering such a reincorporation are:

        (i) the Delaware General Corporation Law (the "Delaware Law"), which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

        (ii) the responsiveness and efficiency of the Secretary of State of Delaware and its Division of Corporations, each of which is on the cutting edge of computer technology;

        (iii) the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar in an effort to keep the corporate statute on the cutting edge;

        (iv) the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court, which is highly regarded and currently consists primarily of former Vice Chancellors and corporate practitioners; and

        (v) the development in Delaware over the last century of a well established body of case law construing the Delaware Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction.

    It should be noted that the Delaware Law permits Delaware corporations to adopt various measures designed to reduce a corporation's vulnerability to hostile takeover effects. The Company is not proposing the Reincorporation Proposal in order to prevent such a change in control, nor in response to any present attempt to acquire control of the Company, obtain representation on the Board of Directors, or take significant action which affects the Company. Further, although the proposed forms of Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws") for Pacific Century-Delaware contain certain provisions which may be considered to have an anti-takeover effect, certain of such provisions -- such as a provision for a classified Board of Directors--replicate existing provisions of the Restated Articles of Incorporation, as amended (the "Hawaii Articles"), and Bylaws (the "Hawaii Bylaws") of Pacific Century-Hawaii, or replace protections of the Hawaii Business Corporation Act (the "Hawaii Act")--such as a requirement for a vote of three-fourths of the shareholders to approve a merger -- which do not apply to a Delaware corporation unless expressly provided in the certificate of incorporation or bylaws of the corporation. In addition, although certain other provisions of the Delaware Certificate and Delaware Bylaws, such as elimination of the right of shareholders to call meetings of shareholders, differ from the provisions of the Hawaii Act, the Hawaii Articles, and the Hawaii Bylaws, the Company is not proposing such provisions for their anti-takeover effect, but rather to provide an overall governance system that the Board of Directors believes will best serve the Company in the future. See "Anti-takeover Implications," "The Charter and Bylaws of Pacific Century-Hawaii and Pacific Century-Delaware," and "Significant Differences Between the Corporation Laws of Hawaii and Delaware."

THE MERGER

    The Reincorporation Proposal will be effected by a merger (the "Merger") of Pacific Century-Hawaii into Pacific Century-Delaware pursuant to the Merger Agreement. Upon completion of the Merger, Pacific Century-Hawaii will cease to exist and Pacific Century-Delaware will continue to operate the business of the Company under the name Pacific Century Financial Corporation. The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Appendix B. Pursuant to the Merger Agreement, on the effective date of the Merger (the "Effective Date"), each outstanding share of Pacific Century-Hawaii Common Stock, par value $2.00 per share, automatically will be converted into one share of Pacific Century-Delaware Common Stock, par value $0.01 per share. Each stock certificate representing issued and outstanding shares of Pacific Century-Hawaii Common Stock will continue to represent the same number of shares of Common Stock of Pacific Century-Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES OF PACIFIC CENTURY-HAWAII FOR STOCK CERTIFICATES OF PACIFIC CENTURY-DELAWARE. However, shareholders may exchange their certificates if they so choose. The Pacific Century-Hawaii common stock is traded on the New York Stock Exchange ("NYSE"), and, after the Merger, the Pacific Century-Delaware common stock will be traded on the NYSE without interruption, under the same symbol ("BOH") employed by the Company prior to the Merger.

    Under the Hawaii Act, shareholders of record of Pacific Century-Hawaii Common Stock and beneficial owners of such stock have rights to dissent with respect to the Reincorporation Proposal and to receive from the Company payment in cash of the fair market value of their shares of Common Stock if the Merger is completed. See "Appraisal Rights and Rights of Dissenting Shareholders--Hawaii."

    If approved by the shareholders, it is anticipated that the Merger will become effective, and the Effective Date occur, as soon as practicable following the Annual Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors of Pacific Century-Delaware and Pacific Century-Hawaii (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained. For example, the Board of Directors may exercise the power to abandon the Merger if the number of dissenting shares to the Reincorporation Proposal is substantial. Also, it is a condition to the effectiveness of the Merger that any necessary consents, authorizations, orders, or approvals be obtained, and accordingly the Company may delay the Effective Date to the extent necessary to comply with certain regulatory requirements or procedural and other requirements of certain of the Company's indebtedness.

    APPROVAL BY SHAREHOLDERS OF THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF (i) THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE, AND THE DELAWARE BYLAWS AND ALL PROVISIONS THEREOF AND (ii) THE ASSUMPTION OF PACIFIC CENTURY-HAWAII'S EMPLOYEE BENEFIT PLANS AND STOCK OPTION PLANS BY PACIFIC CENTURY-DELAWARE. SHAREHOLDERS OF RECORD AND BENEFICIAL OWNERS OF PACIFIC CENTURY-HAWAII COMMON STOCK HAVE THE RIGHT TO DISSENT FROM THE REINCORPORATION PROPOSAL AND TO RECEIVE FROM THE COMPANY PAYMENT IN CASH OF THE FAIR MARKET VALUE OF THE SHARES OF COMMON STOCK IF THE MERGER IS COMPLETED.

COMPLIANCE WITH DELAWARE AND HAWAII LAW

    HAWAII. Following the Annual Meeting, if the Reincorporation Proposal is approved, the Company will submit articles of merger, including the Merger Agreement, to the office of the State of Hawaii Department of Commerce and Consumer Affairs for filing.

    DELAWARE. Following the Annual Meeting, if the Reincorporation Proposal is approved, the Company will submit a certificate of merger to the office of the Delaware Secretary of State for filing.

NO CHANGES IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS, OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

    The Reincorporation Proposal will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Reincorporation Proposal will NOT result in any change in the name, business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The eleven directors who are elected at the Annual Meeting will become the directors of Pacific Century-Delaware (divided into three classes, as are the directors of Pacific Century-Hawaii, with the directors in each class of Pacific Century-Hawaii becoming directors of the respective class of Pacific Century-Delaware). All employee benefit, stock option, and purchase plans of Pacific Century-Hawaii will be continued by Pacific Century-Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Pacific Century-Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions, as set forth in such plans and any options or other rights issued under the plans. Approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Pacific Century-Delaware. Other employee benefit arrangements of Pacific Century-Hawaii will also be continued by Pacific Century-Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger the shares of Pacific Century-Delaware Common Stock will continue to be traded, without interruption, in the same principal market and under the same symbol (BOH) as are the shares of Pacific Century-Hawaii Common Stock prior to the Merger.

ANTI-TAKEOVER IMPLICATIONS

    As noted above, the Delaware Law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors, or take significant action which affects the Company.

    Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. For example, Section 203 of the Delaware Law ("Section 203"), from which Pacific Century-Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combinations. Additionally, Article XIII of the Delaware Certificate ("Article XIII") bolsters certain of the provisions of Section 203 by restricting the ability of Pacific Century-Delaware to enter into a "Business Combination" with a "Related Party." Unlike Section 203, which generally defines an "interested stockholder" as one holding 15% or more of the voting stock of Pacific Century-Delaware, the restrictions on Article XIII would apply to a "Related Party" owning a smaller percentage (10%) of the voting stock of Pacific Century-Delaware. These provisions, however, should be compared to the provisions of the Hawaii Act regarding "control share acquisitions," and the requirement under the Hawaii Act that certain mergers and other transactions involving Pacific Century-Hawaii be approved by the holders of three-fourths of the outstanding shares entitled to vote, a higher percentage than is required under Section 203 or the Delaware Certificate.

    In addition, the Delaware Certificate and Delaware Bylaws contain certain provisions, such as a classified Board of Directors and procedural requirements for shareholders wishing to nominate directors or submit proposals for shareholder consideration, which are similar to existing provisions of the Hawaii

Articles and the Hawaii Bylaws and which may have an anti-takeover effect. Certain other provisions, such as eliminating the right of shareholders controlling at least ten percent of the voting shares to call a special meeting of shareholders, differ from the provisions of the Hawaii Act, the Hawaii Articles, and the Hawaii Bylaws, and thus may strengthen the anti-takeover effects resulting from the Reincorporation Proposal. As stated above, however, the Company is not proposing such provisions for their anti-takeover effect, but rather to provide an overall governance system that the Board of Directors believes will best serve the Company in the future.

    For a detailed discussion of the changes which will be implemented as part of the Reincorporation Proposal, including the significant differences between the laws of Hawaii and Delaware, see "The Charters and Bylaws of Pacific Century-Hawaii and Pacific Century-Delaware" and "Significant Differences Between the Corporation Laws of Hawaii and Delaware."

    The Board of Directors of the Company may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder (some of which may not require shareholder approval). These strategies include, but are not limited to, shareholder rights plans, severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company (in addition to the existing agreements and plans), and the designation and issuance of preferred stock, the rights and preferences of which are determined by the Board of Directors. Some of these measures may be implemented under Hawaii law. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no current plans to implement any of such measures.

    Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

THE CHARTER AND BYLAWS OF PACIFIC CENTURY-HAWAII AND PACIFIC CENTURY-DELAWARE

    The discussion set forth below is qualified in its entirety by reference to the Delaware Certificate and the Delaware Bylaws, copies of which are attached hereto as Appendix C and D, respectively.

    The provisions of the Delaware Certificate and Delaware Bylaws are similar to those of the Hawaii Articles and Hawaii Bylaws in several respects. However, the Reincorporation Proposal incudes the implementation of certain provisions in the Delaware Certificate and Delaware Bylaws which alter the rights of shareholders and the powers of management. In addition, certain other changes could be implemented in the future by amendment of the Delaware Certificate with shareholder approval or, in certain cases, by amendment of the Delaware Bylaws or by other action of the Board without shareholder approval. See "Significant Differences Between the Corporation Laws of Hawaii and Delaware."

    CLASSIFIED BOARD. The Hawaii Articles provide that the Board of Directors of Pacific Century-Hawaii shall consist of not less than three nor more than 15 persons, who shall be elected for such terms as may be prescribed in the Hawaii Bylaws. The Hawaii Bylaws provide that the number of directors shall be fixed by a resolution adopted by a majority of the whole Board (i.e., the total number of directors which the Company would have if there were no vacancies). The Board currently consists of 11 persons. The Bylaws further provide for the Board to be divided into three classes, each director to serve a three-year term, with the term of office of one class expiring each year.

    The Delaware Certificate and Delaware Bylaws contain similar provisions. The Delaware Certificate provides that the Board of Directors of Pacific Century-Delaware shall consist of not less than three nor more than 15 persons, as determined by a resolution adopted by a majority of the whole Board, with the directors to be divided three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Directors of Pacific Century-Delaware serve three-year terms (including any service with Pacific Century-Hawaii), with the terms of office of one class expiring each year. (See "Election of Directors" for the identity of the Directors and their designations into the three classes.) If the number of directors of Pacific Century-Delaware is changed (other than with respect to directors elected by the holders of any then-outstanding preferred stock), any increase or decrease is to be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. A decrease in the number of directors may not shorten the term of any incumbent director. A director elected to fill a vacancy serves for the remainder of the term of the class to which he was elected.

    The Board of Directors believes that continuing to include a classified board provision in the Delaware Certificate will be advantageous to the Company and its shareholders by enhancing the likelihood of continuity and stability in the composition of the Board of Directors, which the Board believes will permit it to more effectively represent the interests of all shareholders.

    Under the Hawaii Act, the holders of a majority of the outstanding shares of Pacific Century-Hawaii Common Stock may remove any or all of the directors, with or without cause. By contrast, under the Delaware Law, directors of a corporation with a classified board may only be removed for cause. See "Significant Differences Between the Corporation Laws of Hawaii and Delaware--Removal of Directors." In addition, the Delaware Certificate provides that directors may be removed only for cause and only by the affirmative vote of two-thirds of the shareholders. Accordingly, as a result of the classified Board of Directors of Pacific Century-Delaware, a majority shareholder will generally need two annual meetings of shareholders to elect a majority of the Board. Consequently, the classified Board may delay, defer, or prevent a tender offer or change in control of the Company, or delay stockholders who do not agree with the policies of the Board of Directors from replacing a majority of the Board of Directors for two years, unless they can demonstrate that the director should be removed for cause and obtain the requisite vote. The Board of Directors believes this will facilitate continuity in management and orderly transitions of control.

    QUALIFICATIONS OF DIRECTORS. The Hawaii Articles require that not less than one-third of the directors of Pacific Century-Hawaii shall be residents of the State of Hawaii. The Delaware Certificate contains no similar provision.

    BUSINESS COMBINATION AND CONTINUING DIRECTORS. Under the Hawaii Law, mergers, consolidations, and certain other transactions involving Pacific Century-Hawaii generally require approval of the holders of three-fourths of the shares having voting power, while the Delaware Law generally requires only a majority vote for such transactions. See "Significant Differences Between the Corporation Laws of Hawaii and Delaware--Shareholder Voting." However, Article XIII of the Delaware Certificate provides that, in addition to any vote of shareholders which is required under the Delaware Law, any "Business Combination" requires either (i) the affirmative vote of two-thirds of the shareholders or (ii) approval of both a majority of the whole Board and a majority of the "Continuing Directors." A "Business Combination" includes certain mergers and consolidations with persons who own or are part of a group which owns in excess of 10% of the outstanding shares of voting stock of Pacific Century-Delaware or any affiliate or associate of such a person (any such person being a "Related Person"); certain asset sales to and similar transactions with a Related Person; certain issuances of stock to a Related Person; adoption of a plan proposed by a Related Person for the liquidation or dissolution of the Corporation; and certain transactions which would have the effect of increasing by more than 1% the ownership of any Related Person. A "Continuing Director" is a director who is unaffiliated with the Related Person and was a member of the Board of Directors of the Corporation prior to the time the Related Person became a Related Person or is a successor of a Continuing Director who was recommended to succeed a Continuing Director by a majority of the Continuing Directors.

    Thus, Article XIII of the Delaware Certificate requires that a potential acquiror of Pacific Century-Delaware either: (a) replace a majority of the members of the Board of Directors of the corporation, obtain the approval of a Business Combination by the vote of those replacement directors, and thereafter obtain approval of the Business Combination by the holders of two-thirds of the voting stock of Pacific Century-Delaware; or (b) negotiate with the current Board of Directors of the corporation, obtain the approval of a majority of those directors who are unaffiliated with the acquiror (so-called "Continuing Directors") as well as a majority of the entire Board of Directors, and, if stockholder approval of the Business Combination is required, thereafter obtain approval of the Business Combination by the holders of a simple majority of the voting stock of Pacific Century-Delaware.

    Article XIII substantially replicates certain restrictions on acquisition transactions under Section 203 that will apply to Pacific Century-Delaware in any event, although Article XIII lowers the percentage of voting stock that a potential acquiror must own (from 15% to 10%) for these restrictions to apply. However, it should be noted that the maximum percentage of voting stock required to approve a Business Combination under Article XIII (two-thirds) is less than the percentage of voting stock that must be voted to a comparable acquisition transaction involving Pacific Century-Hawaii under the Hawaii Act (three-fourths).

    In addition, the Delaware Certificate permits the Board, in considering any Business Combination (or any transaction which would be a Business Combination if the other party to the transaction were a Related Person), to give consideration to the independence and integrity of the Company's operations, and the social, economic, and environmental effects on the Company's shareholders, employees, customers, suppliers, and others and on the communities in which the Company operates. This provision is similar to provisions of the Hawaii Act.

    The Business Combination provisions encourage persons who desire to propose takeover bids or similar transactions to negotiate directly with the Board of Directors prior to undertaking the transaction. As does the classified Board, the Business Combination provisions may delay, defer, or prevent a tender offer or change in control of the Company, even though a tender offer or change in control might be in the best interests of shareholders, and may enable the Board to resist a takeover or a change in control of the Company.

    ELIMINATION OF RIGHT TO ACT BY WRITTEN CONSENT OR CALL SPECIAL
MEETINGS. The Delaware Certificate provides that shareholders may act only at an annual or special meeting of shareholders and not by written consent. In addition, the Delaware Certificate provides that special meetings of shareholders may be called only by the Chairman of the Board, the President, or a majority of the whole Board (including a majority of Continuing Directors in certain cases). Shareholders are not permitted to call a special meeting or to require that the Board call a special meeting of shareholders. Under the Delaware Law, moreover, the business permitted to be conducted at any special meeting of shareholders is limited to the business brought before the meeting by or at the discretion of the Board of Directors. Under the Hawaii Act, special meetings of the shareholders may be called by the Board of Directors, the holders of not less than one-tenth of all shares entitled to vote at the meeting, or such other persons as may be authorized in the articles of incorporation or the bylaws of the corporation. The Hawaii Bylaws provide that special meetings of shareholders may be called by the Chairman of the Board, the President, a majority of the whole Board, or by shareholders as provided in the Hawaii Act.

    The provisions eliminating the right of shareholders to call a special meeting mean that a shareholder could not force shareholder consideration of a proposal (including a proposal to remove one or more directors) over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board of Directors believed such consideration to be appropriate. By eliminating the ability of shareholders to call a special meeting, the Company intends to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company's management and Board of Directors.

    AUTHORIZED STOCK. The Hawaii Articles authorize the issuance of 200,000,000 shares of Common Stock, par value $2.00 per share, and 20,000,000 shares of Preferred Stock, par value $1.00 per share. The Delaware Certificate authorizes 500,000,000 shares of Common Stock, par value $.01 per share, and 20,000,000 shares of Preferred Stock, par value $.01 per share. Both the Hawaii Articles and the Delaware Certificate authorize the Board of Directors, without further approval of shareholders, to issue the Preferred Stock from time to time in one or more series and to fix the number of shares of each such series, and the designations, voting rights, if any, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of each such series.

    The additional authorized shares of Common Stock and the authority to issue such "blank check" Preferred Stock provide flexibility to the Company by permitting the issuance of additional shares for, among other purposes, any possible future stock dividends or stock splits, possible future public offerings, or possible future stock option or benefit plans, as well as for possible acquisitions. As of the date of this Proxy Statement, the Company has no present plans, agreements, or understandings to issue any shares of Common Stock or Preferred Stock (other than under the Company's current compensation and option plans), but may determine to do so in the future. The existence of authorized but unissued Preferred Stock may enable the Board of Directors of Pacific Century-Delaware to render more difficult or to discourage an attempt to obtain control of Pacific Century-Delaware by means of a merger, tender offer, proxy consent, or otherwise. For example, if, in the due exercise of its fiduciary obligations, the Board of Directors were to determine that a takeover proposal is not in the Company's best interests, the Board of Directors could cause shares of Preferred Stock to be issued without shareholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquiror or insurgent shareholder or shareholder group or create a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors. In addition, the Board could authorize a series of Preferred Stock in connection with the adoption of a shareholders rights (or "poison pill") plan. Also, the issuance of shares of Preferred Stock could decrease the amount of earnings and assets available for distribution to holders of Common Stock and adversely affect the rights and powers, including voting rights, of such holders.

    SHAREHOLDER MEETING PROCEDURES. The Hawaii Bylaws provide that the annual meeting of shareholders of Pacific Century-Hawaii shall be held in Hawaii. The Delaware Bylaws contain no similar restriction on the place at which the annual meeting of shareholders of Pacific Century-Delaware may be held.

    The Hawaii Bylaws also provide that any shareholder of record wishing to present a proposal for action by shareholders, including a nomination for a director, must comply with certain procedures set forth in the Hawaii Bylaws. Such procedures include providing notice of such proposal, at the time set forth in the Bylaws, which notice must (i) for each nominee for director, set forth all information about such nominee which would be required to be disclosed in a solicitation of proxies for election of directors in an election contest, or which is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, (ii) a description of any other proposal, the reasons for such proposal, and the identity of the beneficial owner on whose behalf such proposal is made, (iii) certain information concerning the record owner giving such notice and the beneficial owner, if any, on whose behalf the proposal is made, and (iv) any material interest of such record and beneficial owner in the nomination or other proposal. The Delaware Bylaws contain similar provisions.

    AMENDMENT OF THE DELAWARE CERTIFICATE AND BYLAWS. Under the Hawaii Act, the approval of holders of two-thirds of the outstanding shares of Pacific Century-Hawaii's voting stock is required for approval of amendments to the Hawaii Articles. By comparison, the Delaware Certificate requires approval of a majority of the whole Board and a majority of the shareholders for any amendment of the Delaware Certificate. In addition, the approval of either (i) two-thirds of the whole Board, including a majority of the Continuing Directors, or (ii) two-thirds of the shareholders, including a majority of the shareholders other than Related Persons, is required to alter, amend, or repeal certain provisions of the Delaware Certificate, including (a) the requirements for amendments to the Delaware Certificate and the Delaware Bylaws, (b) the authorized capital stock of Pacific Century-Delaware, (c) the provisions regulating shareholder meetings and action, including the provisions specifying the persons who can call shareholder meetings and the elimination of the right of shareholders to act by written consent, (d) the provisions concerning the Board of Directors, including the size and classification of and removal of directors from the Board of Directors, and limitations on the liability of directors, and (e) the approval of Business Combinations.

    The Delaware Certificate also requires the approval of either (i) two-thirds of the whole Board, including a majority of the Continuing Directors, or (ii) two-thirds of the shareholders, including a majority of the shareholders other than Related Persons, to amend any provision of the Bylaws.

    The supermajority vote for such amendments is an essential part of the overall structure being proposed to encourage individuals or groups who desire to propose takeover bids or similar transactions to negotiate with the Board of Directors. For example, the "supermajority" voting provisions prevent a shareholder or group of shareholders with less than two-thirds of the outstanding voting stock from amending the Delaware Certificate to delete the provision which requires shareholders to act only at annual or special meetings and not by written consent. This provision prevents a shareholder with a majority of the voting power of the Company from avoiding the requirements of the provision by simply repealing it. To the extent that this supermajority requirement adds to the effectiveness of the other provisions discussed herein, it would also incorporate the possible disadvantages discussed herein regarding such provisions.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF HAWAII AND DELAWARE

    The Delaware Law and the Hawaii Act differ in several respects. It is not practical to summarize all of such differences in this Proxy Statement, but some of the principal differences which could materially affect the rights of shareholders are discussed below.

    SIZE OF THE BOARD OF DIRECTORS AND QUALIFICATIONS OF DIRECTORS. Under the Hawaii Act, the number of directors of a corporation may be fixed in the articles of incorporation or bylaws of a corporation. The Hawaii Articles provide that the Board of Directors of Pacific Century-Hawaii shall consist of not less than three nor more than 15 persons, and the Hawaii Bylaws provide that the number of directors shall be fixed by a resolution adopted by a majority of the whole Board. The Board currently consists of 11 persons. Under the Hawaii Act, at least one director must be a Hawaii resident; the Hawaii Articles require that not less than one-third of the directors of Pacific Century-Hawaii shall be residents of Hawaii.

    Under Delaware law, the number of directors of a corporation, or the range of authorized directors, may be fixed or changed by the board of directors acting alone, by amendment to the corporation's bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation, in which cases shareholder approval is required. The Delaware Certificate provides that the Board of Directors of Pacific Century-Delaware shall consist of not less than three nor more than 15 persons, as determined by a majority of the whole Board.

    CLASSIFIED BOARD OF DIRECTORS. Under the Hawaii Act, directors generally are elected annually. However, when the board of directors of a Hawaii corporation consists of nine or more members, the board may be classified, into two or three classes, with the classes elected on a rotating basis each year. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. As discussed above, both the Hawaii Bylaws and the Delaware Certificate provide for a classified Board of Directors.

    REMOVAL OF DIRECTORS. Under the Hawaii Act, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. Under the Delaware Law, a director of a corporation with a classified board of directors (such as Pacific Century-Delaware will have) may be removed, with the approval of a majority of the outstanding shares entitled to vote, only for cause, unless the certificate of incorporation otherwise provides (which the Delaware Certificate does not). The Delaware Certificate provides that directors may be removed only for cause and only by the affirmative vote of two-thirds of the shareholders.

    CUMULATIVE VOTING. Under the Hawaii Act, cumulative voting is generally required, except that corporations such as Pacific Century-Hawaii that have a class of equity securities traded on the NYSE may eliminate cumulative voting rights by provisions in their articles or bylaws. Pacific Century-Hawaii's Hawaii Bylaws eliminate cumulative voting. Cumulative voting is not available under Delaware law unless specifically provided for in a corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting and, therefore, the shareholders of Pacific Century-Delaware will not have cumulative voting rights.

    POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under the Hawaii Act, a special meeting of shareholders may be called by the board of directors, the holders of not less than one-tenth of all the shares entitled to vote at the meeting, or such additional persons as may be authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. In addition, the Delaware Certificate provides that special meetings of shareholders may be called only by the Chairman of the Board, the President, or a majority of the whole Board (including a majority of Continuing Directors in certain cases); shareholders are not permitted to call a special meeting or to require that the Board call a special meeting of shareholders.

    SHAREHOLDER VOTING. The Hawaii Act generally requires that a merger, consolidation, or share exchange involving a Hawaii corporation be approved, in the case of corporations (including Pacific Century-Hawaii) incorporated prior to July 1, 1987, by the holders of three-fourths of the outstanding shares of stock having voting power (even where the right to vote is otherwise restricted), unless otherwise provided in the articles of incorporation. Under the Delaware Law, mergers and consolidations generally require the approval of a majority of the shareholders entitled to vote (although in certain cases the Delaware Certificate requires a vote of two-thirds of the shareholders, as described above). The Delaware Law does not provide for statutory share exchanges.

    The Delaware Law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the existing certificate of incorporation; (ii) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. The Hawaii Act does not require a shareholder vote of the surviving corporation in a merger if (i) the articles of incorporation of the surviving corporation do not differ except in name from those of the corporation before the merger; (ii) each holder of shares of the surviving corporation which were outstanding immediately before the effective date of the merger is to hold the same number of shares with identical rights immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable on conversion of other securities issued by virtue of the terms of the merger and on exercise of right and warrants so issued, will not exceed by more than 20% the number of voting shares outstanding immediately before the merger; and (iv) the number of participating shares (i.e., shares entitling their holders to participate without limitation in distributions of earnings or surplus) outstanding immediately after the merger, plus the number of participating shares issuable on conversion of other securities issued by virtue of the terms of the merger and on exercise of rights and warrants so issued, will not exceed by more than 20% the number of participating shares outstanding immediately before the merger.

    The Hawaii Act requires that a sale of all or substantially all of the assets of Pacific Century-Hawaii, or its voluntary dissolution, be approved by three-fourths of the voting shares (and also by three-fourths of the shares of any class of shares entitled to vote as a class). The Delaware Law requires that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

    The Hawaii Act does not require that mergers, consolidations, and share exchanges be approved by a majority vote of each class of shares outstanding (except for corporations incorporated after July 1, 1987 or which elect to be governed by such a requirement). The Delaware Law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares. Should Pacific Century-Delaware authorize and issue a series of Preferred Stock, or shares of a newly authorized class of capital stock, with voting rights, the holders thereof would vote with the holders of the Common Stock on proposals not adversely affecting the Common Stock (including, if provided in the terms of such other shares, changes in the number of authorized shares of Common Stock).

    SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. Sections 171 and 172 of the Hawaii Act (the "Control Share Statutes") regulate "control share acquisitions," which are transactions that would cause the beneficial ownership of the acquiring person to enter a new range of voting power specified in the Control Share Statutes. Those ranges begin at 10%, 20%, 30%, 40%, and a majority of voting power in the election of directors. The Control Share Statutes do not apply to acquisitions from the issuer, or to certain other transactions. Any person proposing to make a control share acquisition is required to deliver to the affected corporation an information statement setting forth (among other things) the terms of the proposed control share acquisition, funding and financial arrangements, any plans or proposals to engage in a merger, liquidation, sale of substantial assets, or similar transaction, plans to materially alter the corporation's business activities, or plans to take certain actions affecting management, employees, suppliers, customers, or the communities in which the corporation operates. Thereafter, the corporation is required on a specific schedule to call and conduct a special meeting of shareholders to vote upon the proposed control acquisition. A proxy relating to such special meeting must be solicited separately from any offer to purchase or solicitation of an offer to sell, and a proxy may not be solicited sooner than 30 days prior to such special meeting. The Control Share Statutes permit consummation of a proposed control share acquisition only if it is approved by the affirmative vote of the holders of a majority of voting power of all shares entitled to vote which are not beneficially owned by the acquiring person, and only if the acquisition is consummated within 180 days after shareholder approval. Otherwise, for a period of one year after the acquisition, shares acquired in the control share acquisition have no voting rights, are not transferrable on the books of the corporation, and may be redeemed by the corporation either at the price at which they were acquired or at book value.

    In addition, the Hawaii Corporate Take-Overs Act, Chapter 417E of the Hawaii Revised Statutes (the "Take-Overs Act"), generally applies to "take-over offers" made to residents of the State of Hawaii in which the offeror would become the beneficial owner of more than 10% of any class of equity securities of any publicly traded corporation organized under Hawaii law unless the takeover is approved by the board of directors of the corporation or is registered under and complies with the Take-Overs Act. The Take-Overs Act also applies to a corporation organized under the laws of a jurisdiction other than Hawaii if at least 20% of the corporation's equity securities are held beneficially by Hawaii residents and the corporation has "substantial assets" in Hawaii. Accordingly, Pacific Century-Delaware will be subject to the Take-Overs Act so long as it meets those conditions. The Take-Overs Act requires that any person making such a take-over offer file with the Hawaii Commissioner of Securities, and make publicly available, certain information, including information concerning the offeror; the source and amount of funds or a description of other consideration being offered; any plans or proposals the offeror (if it gains control) may have regarding a liquidation of the corporation, asset sales, mergers, or certain other changes in the corporation's business; the offeror's and its affiliates' and associates' ownership of equity securities of the corporation; and certain contracts and arrangements of the offeror with respect to such equity securities. The Take-Overs Act also contains certain other substantive and procedural requirements applicable to take-over offers.

    Also, under the Hawaii Environmental Disclosure Act, Chapter 343D of the Hawaii Revised Statutes, a person (including such person's affiliates) who beneficially owns at least 10% but less than 50% of the voting securities of a Hawaii corporation may not acquire more than an additional 5% of such securities during any 12-month period without filing an environmental disclosure statement concerning environmental, financial, and other matters with the Hawaii Office of Environmental Quality Control.

    By comparison to the foregoing provisions of Hawaii law, under Section 203 of the Delaware Law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

    For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation or subsidiary. The definition of "business combination" in Section 203 is similar to, though not identical with, the definition of "Business Combination" in the Delaware Certificate.

    The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owed by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds of the voting stock not owned by the interested stockholder.

    Section 203 only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, such as the NYSE (as is Pacific Century-Hawaii and as Pacific Century-Delaware will be) or are held of record by more than 2,000 stockholders. However, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. Pacific Century-Delaware does not intend to opt out of Section 203.

    AMENDMENT OF BYLAWS. Under the Hawaii Act, the power to amend or repeal the bylaws or adopt new bylaws, subject to repeal or change by action of the shareholders, is vested in a corporation's board of directors unless reserved to the shareholders by the articles of incorporation. The Hawaii Bylaws permit a majority of the whole Board to amend the Hawaii Bylaws. Under the Delaware Law, the bylaws may be amended only by the shareholders, unless the corporation's certificate of incorporation also confers the power to amend the bylaws on the directors. The Delaware Certificate authorizes directors to amend the Delaware Bylaws. As permitted under Delaware law, the Delaware Certificate provides that amendment of Delaware Bylaws by shareholder vote requires the vote of shareholders holding two-thirds of the outstanding voting stock of Pacific Century-Delaware.

    AMENDMENT OF DELAWARE CERTIFICATE OR HAWAII ARTICLES. Under the Delaware Law, the Delaware Certificate may be amended only if such amendment is approved by the Board of Directors and by a majority of the shareholders. Under the Hawaii Act, the Hawaii Articles may be amended only if such amendment is approved by the Board of Directors and by two-thirds of the shareholders. In addition, under both the Delaware Law and the Hawaii Act, if a corporation has more than one class or series of stock outstanding, certain amendments that would affect the rights of such class or series require the vote of a majority of the shares of such class or series. "Supermajority" requirements (requirements of a vote of more than a majority of the shares) are permitted under both the Hawaii Act and the Delaware Law. As permitted under the Delaware Law, the Delaware Certificate provides that amendment of certain provisions of the Delaware Certificate requires the vote of either (i) two-thirds of the whole Board, including a majority of the Continuing Directors, or (ii) two-thirds of the shareholders, including a majority of the shareholders other than Related Persons. See "The Charter and Bylaws of Pacific Century-Hawaii and Pacific Century-Delaware--Amendment of the Delaware Certificate and Bylaws."

    INTERESTED DIRECTOR TRANSACTIONS. Under both the Hawaii Act and the Delaware Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest if certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the Hawaii Act and the Delaware Law. Under the Hawaii Act and the Delaware Law, (i) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be "fair" to the corporation, or (ii) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. Under the Hawaii Act, if board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum.) Under the Delaware Law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum).

    DIRECTOR LIABILITY AND INDEMNIFICATION. Under the Hawaii Act, a corporation's articles of incorporation may contain a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, but such provision may not eliminate or limit the liability of a director for
(i) any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or which constitute a wilful or reckless disregard of the director's fiduciary duty, (iii) wilful or negligent payment of unlawful dividends or stock purchases or redemptions, or
(iv) any transaction from which the director derived an improper personal benefit. The Hawaii Articles contain such a provision.

    Under the Delaware Law, a corporation's certificate of incorporation may contain a similar provision, eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, but such provision may not eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) wilful or negligent payment of unlawful dividends or stock purchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Certificate contains such a provision.

    The provisions of the Hawaii Act and the Delaware Law are substantially similar with respect to indemnification of officers and directors. Under the Delaware Law, a corporation may indemnify any officer or director who was or is a party to any action, suit, or proceeding by reason of the fact that he is or was a director or officer of the corporation by, among other things, a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, provided that such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. The Delaware Certificate and Delaware Bylaws provide for indemnification of officers and directors to the fullest extent permitted by the Delaware Law. The Delaware Bylaws also provide for the advance of expenses incurred by a director or officer in defending a proceeding, subject to an undertaking by such director or officer to repay such amount should it be determined that he is not entitled to be indemnified by Pacific Century-Delaware. These provisions are similar to provisions of the Hawaii Articles.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore unenforceable.

    DIVIDENDS AND DISTRIBUTIONS. A Hawaii corporation, unless otherwise restricted by its articles of incorporation, may authorize and make distributions unless, after giving effect thereto, the corporation would be unable to pay its debts as they become due in the usual course of business or the total assets of the corporation would be less than the sum of its total liabilities plus (unless otherwise provided in its articles of incorporation) the amount that would be needed, if the corporation were to be dissolved at the time as of which the distribution is measured, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The Hawaii Articles do not contain any provision with respect to payment of distributions. Generally, a director who votes for or assents to an illegal distribution is liable to the corporation, jointly and severally with all other directors so voting or assenting, for the value of the distribution in excess of the amount that could have legally been paid.

    The Delaware Law generally allows dividends to be paid out of surplus of the corporation or, if there is no surplus, out of the net profits of the corporation for the current fiscal year or the prior fiscal year. The directors of a Delaware corporation are prohibited from making distributions to shareholders except in the manner provided by the Delaware Law. In case of any wilful or negligent violation of the provisions of the Delaware Law governing distributions, the directors under whose administration the violation occurred (except for those directors who dissented) are, for a period of six years, jointly and severally liable to the corporation and, in the event of the corporation's insolvency or dissolution, to its creditors for the full amount of the distribution unlawfully made.

    STOCK OPTIONS AND OTHER RIGHTS. Under the Hawaii Act, if any rights or options to purchase capital stock of a Hawaii corporation are to be issued to directors, officers, or employees of the corporation or any subsidiary, and not to shareholders generally, the issuance must be approved by a majority of the shareholders entitled to vote or authorized by and consistent with a plan approved or ratified by a vote of shareholders. Under the Delaware Law, subject to any provisions in its certificate of incorporation (the Delaware Certificate contains no such provisions), the board of directors of a Delaware corporation may, by resolution of its Board of Directors, create and issue rights to purchase capital stock of the corporation, without the approval of shareholders. Shareholder approval of certain rights or options may be required to comply with or enable the Company or holders of such rights or options to have the benefit of various provisions of federal or state tax or securities laws or stock exchange requirements.

APPRAISAL RIGHTS AND RIGHTS OF DISSENTING SHAREHOLDERS

    DELAWARE. Under both Hawaii and Delaware law, a shareholder of a corporation participant in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the "fair value" of his or her shares, as determined by a court, in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders, if such shareholders receive only shares of the surviving corporation or shares of another corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares; or (iii) the shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

    HAWAII. Holders of record of common stock ("Shareholders") and beneficial owners of such stock ("Beneficial Owners") have rights under Section 415-80 and 415-81 of the Hawaii Revised Statutes, a copy of which is attached hereto as Appendix E ("Section 415-80" and "Section 415-81," respectively), by complying with all applicable provisions of such Sections, to dissent with respect to the Reincorporation Proposal and to receive from the Company payment in cash of the fair value of their shares of Common Stock if the Merger is completed. Reference is made to Sections 415-80 and 415-81 for a complete statement of rights under such Sections. The discussion of such Sections in this Proxy Statement is not intended to be a complete discussion of rights thereunder and is qualified in its entirety by reference to the text of Sections 415-80 and 415-81 in Appendix
E. In general, dissenters' rights apply under the Hawaii Act to certain mergers, consolidations, sales of all or substantially all the assets of the corporation, share exchanges, and amendments to the articles of incorporation which adversely affect the rights of the shares held by the dissenting shareholder by altering or abolishing a preferential right of such shares, creating, altering, or abolishing a right with respect to the redemption of such shares, altering or abolishing a preemptive right of such shares, or excluding or limiting the right of the holder of such shares to vote or cumulate votes.

    As used in this discussion, (i) the term "fair value" means the value of shares of Common Stock immediately before the Effective Date, excluding any appreciation or depreciation in anticipation of the Merger unless such exclusion would be inequitable; (ii) the term "interest" means interest from the Effective Date until the date of payment, at the average rate currently paid by the Company on its principal bank loans, or, if none, at such rate as is fair and equitable under all of the circumstances; and (iii) the term "dissenter" means a Shareholder or Beneficial Owner who is entitled to and does assert dissenters' rights under Section 415-80 and who has timely performed every act required for the assertion of such rights.

    ANY RIGHT TO PAYMENT UNDER SECTION 415-80 AND 415-81 IS CONDITIONED ON FULL AND CORRECT COMPLIANCE WITH PROVISIONS OF THOSE SECTIONS. ACCORDINGLY, SHAREHOLDERS OR BENEFICIAL OWNERS WHO WISH TO EXERCISE DISSENTERS' RIGHTS MUST TAKE ALL STEPS REQUIRED TO PERFECT DISSENTERS' RIGHTS IN THE MANNER PRESCRIBED IN THOSE SECTIONS.

    A Shareholder or Beneficial Owner who intends to assert dissenters' rights must file with the Company a written notice of his or her intention to demand payment for his or her shares of Common Stock PRIOR TO THE VOTE ON THE REINCORPORATION PROPOSAL. This notice (which should be separate from and in addition to any proxy or vote against the Reincorporation Proposal) should identify the Shareholder and state that the Shareholder objects to and dissents from the Reincorporation Proposal, and must state that the Shareholder intends to demand fair compensation for his or her shares of Common Stock if the Merger occurs (the "Initial Demand Notice"). The Initial Demand Notice must be filed with the Company and should be signed by the Shareholder (or the Shareholder's duly authorized representative) exactly as such Shareholder's name appears on the form of proxy accompanying such Shareholder's copy of this Proxy Statement. An Initial Demand Notice for shares of Common Stock held jointly by more than one person should identify and be signed by all of such joint holders. Any person signing an Initial Demand Notice on behalf of a partnership or corporation or in any other representative capacity (such as attorney-in-fact, executor, administrator, trustee or guardian) should indicate his or her title and, if the Company so requests, must furnish written proof of this capacity and his or her authority to sign the Initial Demand Notice. If the Initial Demand Notice is filed by mail, it should be by certified or registered mail, return receipt requested at the address of the Company set forth in this Proxy Statement, to the attention of the Secretary. In addition to the filing of the Initial Demand Notice, a Shareholder, to preserve a dissenter's rights, must also refrain from voting such Shareholder's shares in favor of the Reincorporation Proposal. A vote in favor of the Reincorporation Proposal, whether in person or by proxy, will constitute a waiver of the dissenter's rights and will, in effect, cancel the Initial Demand Notice. A failure to vote against the Reincorporation Proposal will not constitute a waiver of the dissenter's rights.

    A Shareholder may exercise rights under Sections 415-80 and 415-81 as to less than all of the shares registered in such Shareholder's name only if such Shareholder dissents with respect to all shares beneficially owned by any one person and discloses the full name and address of the Beneficial Owner or Owners on whose behalf such Shareholder dissents.

    A Beneficial Owner may assert dissenter's rights with respect to shares held on such Beneficial Owner's behalf by a Shareholder if such Beneficial Owner submits to the Company at its address set forth in this Proxy Statement, prior to or with the Initial Demand Notice, the written consent of the Shareholder who is the record holder of the Beneficial Owner's shares.

    IF A SHAREHOLDER OR BENEFICIAL OWNER (WITH THE WRITTEN CONSENT OF THE SHAREHOLDER OF HIS OR HER SHARES SUBMITTED TO THE COMPANY) FAILS TO PROVIDE AN INITIAL DEMAND NOTICE PRIOR TO THE VOTE, OF IF A SHAREHOLDER

FAILS TO REFRAIN FROM VOTING IN FAVOR OF THE REINCORPORATION PROPOSAL, HE OR SHE SHALL HAVE NO DISSENTERS' RIGHTS TO RECEIVE PAYMENT FOR HIS OR HER SHARES.

    If the shareholders approve the Reincorporation Proposal, the Company will mail, to every person who filed an Initial Demand Notice and refrained from voting for approval of the Reincorporation Proposal, a notice stating where and when a demand for payment must be sent and where and when the dissenter's certificates must be deposited to receive payment (the "Company's Initial Notice"). The date set in the Company's Initial Notice for a Shareholder to file a demand for payment and deposit certificates will not be less than 30 days from the mailing of the Company's Initial Notice. The Company's Initial Notice will supply a form for demanding payment and a copy of Sections 415-80 and 415-81. The form supplied with the Company's Initial Notice will request a certification by the dissenter of the date on which beneficial ownership of the shares was acquired by the Shareholder or Beneficial Owner who is dissenting. The dissenter who wishes to perfect his or her dissenters' rights must demand payment by returning the form supplied by the Company (or otherwise supply all the information required by the form) and deposit the certificates within the time set by Company in the Company's Initial Notice (the "Second Demand Notice").

    A SHAREHOLDER OR BENEFICIAL OWNER WHO HAS FILED A TIMELY INITIAL DEMAND NOTICE BUT WHO DOES NOT FILE A TIMELY SECOND DEMAND NOTICE, OR WHO FAILS TO DEPOSIT THE STOCK CERTIFICATES AS REQUIRED IN THE COMPANY'S INITIAL NOTICE, OR WHO OTHERWISE FAILS TO COMPLY FULLY AND CORRECTLY WITH THE COMPANY'S INITIAL NOTICE, SHALL HAVE NO DISSENTERS' RIGHTS TO RECEIVE PAYMENT FOR HIS OR HER SHARES.

    If the Effective Date is within 60 days of the date set in the Company's Initial Notice for the filing of the Second Demand Notice and depositing certificates, the Company must pay each dissenter, who has filed a timely and proper Second Demand Notice, has deposited his or her certificate(s), and has otherwise complied with Section 415-80 and Section 415-81, the Company's estimate of the fair value of the shares as to which dissenters' rights have been exercised, plus interest if any has accrued. Payment will be made immediately after the later of (i) the Effective Date or (ii) the date upon which the Second Demand Notice in received together with the certificates to be deposited with the Second Demand Notice. The payment will be accompanied by (i) the Company's closing balance sheet and statement of income for the fiscal year ended December 31, 1997 and the latest available interim financial statements of the Company, (ii) a statement of the Company's estimate of the fair value per share, (iii) notice of the dissenter's right to demand supplemental payment, and
(iv) a copy of Sections 415-80 and 415-81.

    If the Effective Date is not within 60 days of the date set in the Company's Initial Notice for the filing of the Second Demand Notice and depositing certificates, the Company will return the certificates that have been deposited. Thereafter, the Company may again send a second notice containing the information required in the Company's Initial Notice and the process described above following the sending of the Company's Initial Notice will be repeated. If a Shareholder or Beneficial Owner fails to comply in any respect with such second notice from the Company, the Shareholder or Beneficial Owner will not have dissenter's rights to receive payment for his or her shares.

    If a dissenter believes that the payment received from the Company is less than the fair value of the dissenter's shares, or that the interest has not been correctly determined, or if the Company fails to make the payment required, the dissenter may send to the Company the dissenter's estimate of fair value or of the interest (if any) or both and demand payment of the deficiency. If the Company has already made the payment, the dissenter must file his or her estimate of fair value or interest or both with the Company within 30 days of the date the Company's payment was mailed. If the dissenter fails to do so, the dissenter is entitled to no more than the payment received from the Company.

    If, within 60 days after the Company receives any demand for an additional payment from a dissenter as set forth above, such demand for payment remains unsettled, the Company must begin a proceeding by filing a petition in an appropriate court in Honolulu, Hawaii requesting that the fair value of the shares and interest thereon be determined by the court. All dissenters wherever residing whose demands have not been settled will be made parties to the proceeding. Service of the petition upon dissenters who do not reside in Hawaii may be made by publication or mail. The Hawaii court will have plenary and exclusive jurisdiction and may appoint appraisers to receive evidence and recommend a decision on fair value. Dissenters have the same discovery rights as parties in other civil suits. All dissenters who are made parties shall be entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously paid, with interest. If the Company fails to timely begin the appraisal proceeding, each dissenter who made a demand for an additional payment and did not settle his or her claim with the Company shall be paid the amount demanded by the dissenter, with interest, and may sue therefor in an appropriate court.

    Costs and expenses of the appraisal, including compensation and expenses of the appraisers, will be determined and assessed by the court against the Company unless the court decides that any part of those costs may be apportioned and assessed against all or some of the dissenters because their actions were arbitrary, vexatious, or not in good faith. Fees and expenses of counsel and of experts for the respective parties may be assessed against the Company if it failed to comply substantially with the requirements of Section 415-81. These fees and expenses may be apportioned and assessed as the court finds equitable against the Company or against a dissenter if the party to be assessed acted arbitrarily, vexatiously, or not in good faith in respect of the rights provided by Sections 415-80 and 415-81. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and should not be assessed against the Company, it may award to such counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

    Any Shareholder who makes a demand for payment in compliance with Section 415-81 will not, after the Effective Date, be entitled to vote such shares for any purpose nor be entitled to the payment of dividends or other distributions on such shares other than those, if any, payable to shareholders of record as of a date prior to the Effective Date.

    A Shareholder who has a right under Section 415-80 to obtain payment for such Shareholder's shares has no right at law or in equity to attack the validity of the Reincorporation Proposal nor to have the Reincorporation Proposal set aside or rescinded, unless it is found to be unlawful or fraudulent with regard to the complaining Shareholder or the Company.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The Company has been advised by counsel that, for federal income tax purposes, no gain or loss will be recognized by the holders of Pacific Century-Hawaii shares as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by Pacific Century-Hawaii or Pacific Century-Delaware. In addition, counsel has advised that each former holder of Pacific Century-Hawaii shares will have the same basis in the Pacific Century-Delaware stock received by such person pursuant to the Reincorporation as such holder had in the Pacific Century-Hawaii shares held by such person at the time of consummation of the Reincorporation, and such person's holding period with respect to such Pacific Century-Delaware stock will include the period during which such holder held the corresponding Pacific Century-Hawaii shares, provided the latter were held by such person as capital assets at the time of the consummation of the Reincorporation.

    State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION PROPOSAL UNDER APPLICABLE FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX LAWS.

                       ELECTION OF AN INDEPENDENT AUDITOR

    The Board of Directors, on recommendation of the Audit Committee, recommends the reelection of Ernst & Young LLP as Pacific Century's Independent Auditor for 1998 and thereafter, until its successor is elected. Ernst & Young LLP has been Pacific Century's Independent Auditor since its incorporation in 1971 and also serves as Independent Auditor for the Bank. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and have indicated that they will have no statement to make but will be available to respond to questions.

                                 OTHER MATTERS

    Pacific Century knows of no other matter to come before the meeting. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment upon any such matters.

    Section 2.06 of Pacific Century's By-Laws provides that for business to be properly brought before the meeting by a shareholder, the shareholder must give written notice thereof to the Corporate Secretary of Pacific Century no later than 80 days nor earlier than 90 days prior to the first anniversary of the preceding year's annual meeting. Such notice must set forth as to each matter the shareholder proposes to bring before such meeting certain information specified in Pacific Century's By-Laws. Any such notice must be delivered or received by the Corporate Secretary, Pacific Century Inc., 130 Merchant Street, Honolulu, Hawaii 96813.

                     SHAREHOLDER PROPOSALS FOR 1999 MEETING

    Proposals of shareholders to be presented at and included in Pacific Century's Proxy Statement and proxy for the 1999 Annual Meeting of Shareholders must be received by Pacific Century (at 130 Merchant Street, Honolulu, Hawaii 96813) on or before November 9, 1998.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                    /s/ Cori C. Weston

                                          CORI C. WESTON
                                          VICE PRESIDENT AND SECRETARY

HONOLULU, HAWAII
MARCH 13, 1998

    A COPY OF PACIFIC CENTURY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE RELATED FINANCIAL STATEMENTS AND SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER WHO REQUESTS A COPY IN WRITING. THE FORM 10-K CONSISTS PRIMARILY OF INCORPORATION BY REFERENCE OF INFORMATION CONTAINED IN THE ANNUAL REPORT TO SHAREHOLDERS OR IN THIS PROXY STATEMENT. REQUESTS FOR COPIES SHOULD BE MAILED TO CORI C. WESTON, VICE PRESIDENT AND SECRETARY, PACIFIC CENTURY, 130 MERCHANT STREET, HONOLULU, HAWAII 96813. INFORMATION ABOUT THE COMPANY MAY ALSO BE FOUND ON-LINE AT:
(WWW.BOH.COM)

                                                                      APPENDIX A

                               AMENDMENT 97-2 TO
                   THE PACIFIC CENTURY FINANCIAL CORPORATION
                           STOCK OPTION PLAN OF 1994

    In accordance with Article 13 of the Pacific Century Financial Corporation Stock Option Plan of 1994 (hereinafter "Plan"), and conditioned on the approval of shareholders no later than one year after the date of adoption by the Board of Directors of Pacific Century Financial Corporation, the Plan is hereby amended by this Amendment No. 97-2 effective as of the date of adoption by the Board of Directors.

    1. The Plan shall be amended by adding the following Article 17 at the end thereof:

    Article 17. CU Bancorp Replacement Options

        Pursuant and subject to the provisions of the Agreement and Plan of Reorganization dated February 24, 1997 between the Company and CU Bancorp (the "Merger Agreement"), Options shall be issued under the Plan in assumption of or substitution for certain unexercised options to acquire shares of common stock of CU Bancorp. Notwithstanding any other provision of this Plan, options so issued (the "Replacement Options") shall be in such amounts and shall have such terms as are required by the Merger Agreement and such additional terms as are approved by the Committee and set forth in the option agreements with each optionee contemplated by the Merger Agreement, and shall also be subject to those provisions of the Plan that the Committee determines are not inconsistent with the Merger Agreement or such option agreements and that, in the case of CU Bancorp stock options that are "incentive stock options" within the meaning of Section 422 of the Code, would not constitute or result in a "modification" of such options within the meaning of Section 424 thereof. Subject to the foregoing, the Committee shall have the authority and discretion to establish the terms and conditions of each option agreement providing for the issuance of Replacement Options.

    2. Article 13 of the Plan shall be amended to include the following at the end thereof:

        Without limiting the foregoing, if the Company or any of its subsidiaries is a party to a merger, consolidation, reorganization, share exchange, acquisition of stock or assets, or similar transaction, the Committee or the Board may grant Awards (including Options) hereunder in connection with the assumption, substitution or conversion by the Company or its subsidiaries of similar stock compensation awards that have been issued by another party to such transaction, and the Board may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such assumption, substitution or conversion, all without further action by the Company's shareholders.

    To record the adoption of this amendment to the Plan, Pacific Century Financial Corporation has executed this document this 25th day of April, 1997.

                                          Pacific Century Financial Corporation

                                          By /s/ Lawrence M. Johnson____________
                                            Its  Chairman of the Board and Chief
                                                 Executive Officer

                                          By /s/ Richard J. Dahl________________
                                            Its  President and Chief Operating
                                                 Officer

                                                                      APPENDIX B

                          PLAN AND AGREEMENT OF MERGER
                                    BETWEEN
                     PACIFIC CENTURY FINANCIAL CORPORATION
                             (A HAWAII CORPORATION)
                                      AND
                     PACIFIC CENTURY FINANCIAL CORPORATION
                            (A DELAWARE CORPORATION)

      Merging Pacific Century Financial Corporation, a Hawaii corporation, with and into
         Pacific Century Financial Corporation, a Delaware corporation

    THIS PLAN AND AGREEMENT OF MERGER (the "Agreement") is entered into as of the 5th day of February, 1998, by and between Pacific Century Financial Corporation, a Hawaii Corporation ("PCFC-Hawaii"), and Pacific Century Financial Corporation, a Delaware corporation ("PCFC-Delaware").

                              W I T N E S S E T H:

    WHEREAS, PCFC-Hawaii is a corporation duly organized and validly existing under the laws of the State of Hawaii having an authorized capital stock of 200,000,000 shares of common stock, par value $2.00 per share ("PCFC-Hawaii Common Stock"), and 20,000,000 shares of preferred stock, par value $1.00 per share ("PCFC-Hawaii Preferred Stock"), of which 79,821,795 shares of such PCFC-Hawaii Common Stock and no shares of such PCFC-Hawaii Preferred Stock are issued and outstanding and entitled to vote as of the date of this Agreement; and

    WHEREAS, PCFC-Delaware is a corporation duly organized and validly existing under the laws of the State of Delaware having an authorized capital stock of 500,000,000 shares of common stock, par value $.01 per share ("PCFC-Delaware Common Stock"), and 20,000,000 shares of preferred stock, par value $.01 per share ("PCFC-Delaware Preferred Stock"), of which one (1) share of such PCFC-Delaware Common Stock and no shares of such PCFC-Delaware Preferred Stock are issued and outstanding and entitled to vote as of the date of this Agreement; and

    WHEREAS, the Boards of Directors of PCFC-Hawaii and PCFC-Delaware deem it advisable and in the best interests of each such corporation and its stockholders that the merger of PCFC-Hawaii with and into PCFC-Delaware, as provided for herein (the "Merger"), be consummated in accordance with the provisions of the General Corporation Law of the State of Delaware and the Business Corporation Act of the State of Hawaii and upon the terms and subject to the conditions hereinafter set forth; and

    WHEREAS, the Board of Directors of PCFC-Hawaii, by appropriate resolutions, duly authorized, has approved and adopted this Agreement and directed that it be submitted to the stockholders of each such corporation for adoption; and WHEREAS, the Board of Directors of PCFC-Hawaii, acting on behalf of PCFC-Hawaii in its capacity as sole stockholder of PCFC-Delaware, by appropriate resolutions, duly authorized, has approved and adopted this Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   THE MERGER

    1.1 MERGER OF PCFC-HAWAII WITH AND INTO PCFC-DELAWARE. In accordance with the provisions of this Agreement, the General Corporation Law of the State of Delaware, and the Business Corporation Act of the State of Hawaii, at the Effective Time (as defined in Section 1.4 hereof), PCFC-Hawaii shall be merged with and into PCFC-Delaware, which shall be the surviving entity (hereinafter sometimes referred to as the "Surviving Entity"). After the Effective Time, PCFC-Delaware shall continue its existence as a Delaware corporation, and shall conduct its business as the Surviving Entity under the name of "Pacific Century Financial Corporation." At the Effective Time, the separate corporate existence of PCFC-Hawaii shall cease.

    1.2  EFFECT OF THE MERGER.

    (a) At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the General Corporation Law of the State of Delaware and the Business Corporation Act of the State of Hawaii. Without limiting the generality of the foregoing, at the Effective Time, PCFC-Delaware shall thereupon and thereafter possess all the rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of both PCFC-Hawaii and PCFC-Delaware, and be subject to all the restrictions, disabilities and duties of both PCFC-Hawaii and PCFC-Delaware; and all of the registration statements, listing arrangements or agreements, options, puts, warrants, or other rights, obligations, agreements and arrangements to which the stock or other securities of PCFC-Hawaii were theretofore subject shall thereupon be applicable to the stock or other securities of PCFC-Delaware into which such shares of the stock or other securities of PCFC-Hawaii have been converted as a result of the Merger; and all the rights, privileges, powers and franchises of both PCFC-Hawaii and PCFC-Delaware, and all the property, real, personal and mixed, and all debts due to both PCFC-Hawaii and PCFC-Delaware, on whatever account as well as for stock subscriptions and all other things in action belonging to either PCFC-Hawaii or PCFC-Delaware, shall be vested in PCFC-Delaware; and all property, rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of PCFC-Hawaii, and all and every other interest of PCFC-Hawaii, shall be thereafter as effectually the property of PCFC-Delaware as they were of PCFC-Hawaii, and the title to any real estate vested in PCFC-Hawaii under any applicable laws by deed or otherwise shall not revert or be in any way impaired by reason of the General Corporation Law of the State of Delaware or the Business Corporation Act of the State of Hawaii; but all rights of creditors and all liens upon any property of PCFC-Hawaii shall be preserved unimpaired, and all debts, liabilities and duties of PCFC-Hawaii shall thenceforth attach to PCFC-Delaware and may be enforced against PCFC-Delaware to the same extent as if said debts, liabilities and duties had been incurred or contracted by PCFC-Delaware.

    (b) From and after the Effective Time and until further amended in accordance with the General Corporation Law of the State of Delaware, the Certificate of Incorporation of PCFC-Delaware as in effect immediately prior to the Effective Time shall continue to be the Certificate of Incorporation of the Surviving Entity as the entity surviving the Merger.

    (c) From and after the Effective Time and until altered, amended or repealed in accordance with applicable law, the Bylaws of PCFC-Delaware as in effect immediately prior to the Effective Time shall continue to be the Bylaws of the Surviving Entity as the entity surviving the Merger.

    (d) The directors and officers of PCFC-Hawaii at the Effective Time shall be the directors and officers of the Surviving Entity, and the directors and officers of PCFC-Delaware at the Effective Time, to the extent that they are not directors or officers of PCFC-Hawaii at the Effective Time, shall cease to be directors and officers at and after the Effective Time.

    1.3 ADDITIONAL ACTIONS. If, at any time after the Effective Time, PCFC-Delaware shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in PCFC-Delaware, title to and possession of any property or right of PCFC-Hawaii acquired or to be acquired by reason of, in connection with, or as a result of the Merger, or (b) otherwise to carry out the purposes of this Agreement, PCFC-Hawaii and its respective officers and directors shall be deemed to have granted to PCFC-Delaware an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in PCFC-Delaware and otherwise to carry out the purposes of this Agreement; and the directors and officers of PCFC-Delaware are fully authorized in the name of PCFC-Hawaii or otherwise to take any and all such action.

    1.4 EFFECTIVE TIME. The Effective Time of the Merger (the "Effective Time") shall be the date of filing of this Agreement or a Certificate of Merger with the Office of the Secretary of State of the State of Delaware and of filing of this Agreement and Articles of Merger with the Office of the Department of Commerce and Consumer Affairs of the State of Hawaii.

                                   ARTICLE II
                            CONVERSION OF SECURITIES

    2.1  SURRENDER, CONVERSION AND PAYMENT.

    (a) At the Effective Time, each issued and outstanding share of PCFC-Hawaii Common Stock shall, by virtue of the Merger and without any action on the part of PCFC-Hawaii or PCFC-Delaware, be converted into one (1) fully paid and nonassessable share of PCFC-Delaware Common Stock.

    (b) At the Effective Time, each share of PCFC-Hawaii Common Stock and PCFC-Hawaii Preferred Stock that is not then issued and outstanding (whether held in the treasury of PCFC-Hawaii or otherwise) shall be deemed canceled and shall cease to exist.

    (c) At the Effective Time, each issued and outstanding share of PCFC-Delaware Common Stock that is then held by PCFC-Hawaii shall be deemed canceled and shall thereafter be held in the treasury of PCFC-Delaware.

    (d) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of PCFC-Hawaii Common Stock may, at such stockholder's option, surrender the same for cancellation to Continental Stock Transfer & Trust Company, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of PCFC-Delaware's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of PCFC-Hawaii Common Stock shall be deemed for all purposes to represent the number of whole shares of PCFC-Delaware's Common Stock into which such shares of PCFC-Hawaii Common Stock were converted in the Merger. The registered owner on the books and records of PCFC-Delaware or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to PCFC-Delaware or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of PCFC-Delaware represented by such outstanding certificate as provided above. If any certificate for shares of PCFC-Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of PCFC-Delaware that such tax has been paid or is not payable.

    (e) At the Effective Time, PCFC-Delaware shall assume and continue the stock option plans and all other employee benefit plans of PCFC-Hawaii. Each outstanding and unexercised option, or other right to purchase, or security convertible into, PCFC-Hawaii Common Stock shall become an option, or right to purchase, or a security convertible into PCFC-Delaware Common Stock of on the basis of one (1) share of PCFC-Delaware Common Stock for each share of PCFC-Hawaii Common Stock issuable pursuant to any such option, or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such PCFC-Hawaii option, stock purchase right or other convertible security at the Effective Time. There are no options, purchase rights for or securities convertible into any class of PCFC-Hawaii Preferred Stock.

A number of shares of the PCFC-Delaware Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of PCFC-Hawaii Common Stock so reserved immediately prior to the Effective Time.

    (f) Notwithstanding the foregoing, neither PCFC-Delaware, nor PCFC-Hawaii, nor any other party shall be liable to any holder of shares of capital stock of PCFC-Hawaii, of whatever class, for any amount paid to a public official pursuant to any applicable abandoned property, escheat or other law.

                                  ARTICLE III
                           AMENDMENT AND TERMINATION

    3.1 AMENDMENT. This Agreement may be amended at any time by the Boards of Directors of PCFC-Hawaii and PCFC-Delaware, either prior to or after approval of the Merger by the stockholders of PCFC-Hawaii and the Board of Directors of PCFC-Hawaii (on behalf of PCFC-Delaware), to the fullest extent permitted by law, and at any time upon the action of the Boards of Directors and stockholders of PCFC-Hawaii and PCFC-Delaware, by an amendment duly executed by the parties hereto at any time prior to the Effective Time.

    3.2 TERMINATION. At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by agreement of either the Board of Directors of PCFC-Hawaii or the Board of Directors of PCFC-Delaware. The filing of this Agreement or a Certificate of Merger with the Secretary of State of the State of Delaware and the filing of this Agreement and Articles of Merger with the Secretary of the Department of Commerce and Consumer Affairs of the State of Hawaii pursuant to Section 1.4 hereof shall constitute certification that this Agreement of Merger has not theretofore been terminated. If terminated as provided in this Section 3.2, this Agreement shall forthwith become wholly void and of no further force or effect.

                                   ARTICLE IV
                                   CONDITIONS

    4.1 CONDITIONS TO OBLIGATIONS OF PCFC-DELAWARE. The obligation of PCFC-Delaware to consummate the Merger is subject to the fulfillment, prior to or at the Effective Time, subject to the provisions of Section 6.2, of each of the following conditions:

        (a) STOCKHOLDER APPROVAL. This Agreement shall have been approved by the duly adopted resolution of the Board of Directors of PCFC-Hawaii, acting in its capacity as sole stockholder of PCFC-Delaware, or by the act of a duly authorized officer of PCFC-Hawaii otherwise authorized to vote the shares of stock of PCFC-Delaware owned by PCFC-Hawaii.

        (b) CONSENTS. All consents, authorizations, orders or approvals of any governmental commission, board, other regulatory body or any third party required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

        (c) SATISFACTION OF CONDITIONS. Any obligations of PCFC-Hawaii to be performed pursuant to this Agreement prior to the Effective Time shall have been performed in all material respects.

    4.2 CONDITIONS TO OBLIGATIONS OF PCFC-HAWAII. The obligation of PCFC-Hawaii to consummate the Merger is subject to the fulfillment, prior to or at the Effective Time, subject to the provisions of Section 6.2, of each of the following conditions:

        (a) STOCKHOLDER APPROVAL. This Agreement shall have been approved by the affirmative vote of the holders of at least three-fourths of the issued and outstanding shares of stock of PCFC-Hawaii entitled to vote on this Agreement and the Merger.

        (b) CONSENTS. All consents, authorizations, orders or approvals of any governmental commission, board, other regulatory body or any third party required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

        (c) SATISFACTION OF CONDITIONS. Any obligations of PCFC-Delaware to be performed pursuant to this Agreement prior to the Effective Time shall have been performed in all material respects.

                                   ARTICLE V
                                   COVENANTS

    5.1 COVENANTS OF PCFC-HAWAII. PCFC-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

        (a) Qualify to do business as a foreign corporation in the State of Hawaii and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 415-77 of the Hawaii Business Corporation Act;

        (b) File any and all documents with the State of Hawaii necessary for the assumption by PCFC-Delaware of all of the applicable tax liabilities of PCFC-Hawaii; and

        (c) Take such other actions as may be required by the Hawaii Business Corporation Act.

                                   ARTICLE VI
                                 MISCELLANEOUS

    6.1 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

    6.2 WAIVER. Any party may, at its option, extend the time for performance of any of the obligations or acts of any other party and may waive in writing any or all of the conditions contained herein to which its obligations hereunder are subject or compliance by other parties with any other matter in this Agreement.

    6.3 GOVERNING LAW. This Agreement shall be governed in all respects, including, but not limited to validity, interpretation, effect and performance, by the internal laws of the State of Delaware and, so far as applicable, the merger provisions of the Hawaii Business Corporation Act, excluding the effects of any principles of conflicts of law which may otherwise be applicable.

           [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, PCFC-Hawaii and PCFC-Delaware have caused this Plan and Agreement of Merger to be executed on their behalf by their respective officers, hereunto duly authorized.

                                              PACIFIC CENTURY FINANCIAL CORPORATION
                                              (A Hawaii Corporation)

Attest:

By: /s/CORI C. WESTON                         By: /S/LAWRENCE M. JOHNSON
   Cori C. Weston                             Lawrence M. Johnson
   Vice President and Secretary               Chairman and CEO

                                              PACIFIC CENTURY FINANCIAL CORPORATION
                                              (A Delaware Corporation)

Attest:

By: /s/CORI C. WESTON                         By: /s/RICHARD J. DAHL
   Cori C. Weston                             Richard J. Dahl
   Vice President and Secretary               President and Chief Operating Officer

                                                                      APPENDIX C

                          CERTIFICATE OF INCORPORATION
                                       OF
                     PACIFIC CENTURY FINANCIAL CORPORATION

    I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do hereby execute this Certificate of Incorporation and do hereby certify as follows:

                                   ARTICLE I
                                      NAME

    The name of this corporation (the "Corporation") is Pacific Century Financial Corporation.

                                   ARTICLE II
                                  DEFINITIONS

    For the purposes of this Certificate of Incorporation:

        A. "Affiliate" and "Associate" have the meanings set forth in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        B. A person shall be deemed to "Beneficially Own" shares of Voting Stock (i) that such person or any of its Affiliates and Associates beneficially owns, directly or indirectly, (ii) that such person or any of its Affiliates or Associates has (a) the right to acquire or to dispose of (whether such right is exercisable immediately or only after the passage of time or only upon the occurrence or nonoccurrence of a contingency or event), or to direct the acquisition or disposition of, pursuant to any agreement, arrangement, understanding or relationship or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or
    (b) the right to vote or to direct the voting of pursuant to any agreement, arrangement, understanding or relationship, or (iii) that are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement, understanding or relationship for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation. Notwithstanding the foregoing, a person shall not be deemed to "Beneficially Own" shares of Voting Stock as a result of any agreement, arrangement or understanding to vote such security (i) arising solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (ii) is not reportable on Schedule 13D under the Exchange Act (or any comparable or successor report) by (a) such person, (b) any of such person's Affiliates or Associates, or (c) any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement, understanding or relationship for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.

        C. "Business Combination" means (i) any merger or consolidation of the Corporation or any Subsidiary with or into (a) any Related Person, or (b) any other corporation (whether or not itself a Related Person) that, after such merger or consolidation, would be an Affiliate or Associate of a Related Person, or (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Related Person of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value equal to ten percent (10%) or more of the book value of the consolidated assets of the Corporation, as shown on the quarterly or annual financial statements of the Corporation last filed with the Securities and Exchange Commission prior to the date in question, or (iii) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of related transactions, and other than by way of a pro rata distribution to all stockholders or a reclassification, dividend or subdivision of such securities and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or a Subsidiary that have been distributed pro rata to stockholders) of any securities of the Corporation or any Subsidiary to any Related Person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equal to ten percent (10%) or more of the Fair Market Value of the issued and outstanding shares of Common Stock (as defined herein) of the Corporation, or (iv) the adoption of any plan or proposal proposed by or on behalf of a Related Person for the liquidation or dissolution of the Corporation, or (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with or into any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect, directly or indirectly, of increasing by more than one percent (1%) the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary that are directly or indirectly owned by any Related Person.

        D. "Continuing Director" means, as to any Related Person, any member of the Board of Directors of the Corporation (the "Board") who (i) is unaffiliated with and is not the Related Person and (ii) was a member of the Board of Directors of the Corporation prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

        E. "Disinterested Shares" means, as to any Related Person, shares of Voting Stock that are Beneficially Owned and owned of record by stockholders other than such Related Person.

        F. "Fair Market Value" means: (i) in the case of shares of stock and other securities, the highest closing sale price during the thirty (30) day period immediately preceding and including the date in question of a share of such stock or other security, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock or other security is listed or admitted to trading, or, if such stock or other security is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock or other security during the thirty (30) day period preceding and including the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any other quotation reporting system then in general use, or, if no such quotations are available, the fair market value on the date in question of a share of such stock or other security as determined by the Board in good faith; and (ii) in the case of property other than stock or other securities, the fair market value of such property on the date in question as determined by the Board in good faith.

        G. A "person" shall mean any individual, firm, corporation, partnership, limited liability company or other entity.

        H. "Related Person" means and includes (i) any person, or any group of two or more persons that act together or have agreed to act together, that, together with its or their Affiliates and Associates, Beneficially Owns, directly or indirectly, in the aggregate, ten percent (10%) or more of the combined voting power of the then-outstanding shares of Voting Stock, and any Affiliate or Associate of any such person; (ii) an Affiliate of the Corporation that at any time within two years prior thereto Beneficially Owned, directly or indirectly, ten percent (10%) or more of the combined voting power of the outstanding shares of Voting Stock; or (iii) an assignee of or successor to any shares of capital stock of the Corporation that were at any time within two years prior thereto Beneficially Owned by any Related Person, if such assignment or succession shall have occurred other than pursuant to a "public offering" within the meaning of the Securities Act of 1933, as amended; provided, however, that the term "Related Person" shall not include the Corporation, any Subsidiary, any employee benefit plan or employee stock plan of the Corporation or of any Subsidiary, or any person or entity organized, appointed, established or holding Voting Stock for or pursuant to the terms of any such plan, nor shall such term encompass shares of Voting Stock held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise).

        I. "Subsidiary" means any corporation or other entity of which the Corporation owns, directly or indirectly, securities that entitle the Corporation to elect a majority of the board of directors or other persons performing similar functions of such corporation or entity or that otherwise give to the Corporation the power to control such corporation or entity.

        J. "Voting Stock" means all outstanding shares of capital stock of the Corporation that pursuant to or in accordance with this Certificate of Incorporation are entitled to vote generally in the election of directors of the Corporation, and each reference herein, where appropriate, to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the voting power of such shares entitled to vote. The outstanding shares of Voting Stock shall include shares owned through application of Paragraph B of Article II of this Certificate of Incorporation, where applicable, but shall not otherwise include any other shares of Voting Stock that may be issuable pursuant to any agreement, or upon the exercise or conversion of any rights, warrants or options or otherwise.

                                  ARTICLE III
                               REGISTERED OFFICE

    The address of the registered office of the Corporation in the State of Delaware is 314 South State Street, Dover, County of Kent, Delaware 19901, and the name of its registered agent at that address is Capitol Corporate Services, Inc.

                                   ARTICLE IV
                                    BUSINESS

    The nature of the business and the purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

                                   ARTICLE V
                            AUTHORIZED CAPITAL STOCK

    A. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock"; the total number of shares of Common Stock that the Corporation shall have authority to issue shall be Five Hundred Million (500,000,000), and each such share shall have a par value of $.01; and the total number of shares of Preferred Stock that the Corporation shall have the authority to issue shall be Twenty Million (20,000,000), and each such share shall have a par value of $.01.

    B. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board, each of said series to be distinctly designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series, including, but without limiting the generality of the foregoing, the following:

        (1) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such series, which number (except where otherwise provided by the Board in the resolution establishing such series) may be increased or decreased (but not below the number of shares of such series then outstanding) from time to time by like action of the Board;

        (2) The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

        (3) The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation, and the terms and conditions of such conversion or exchange;

        (4) Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed;

        (5) The rights, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

        (6) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such series of the Preferred Stock; and

        (7) The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with the holders of any other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board adopted pursuant hereto, including, without limitation, in the event there shall have been a default in the payment of dividends on or redemption of any one or more series of Preferred Stock.

    C. (1) After the provisions with respect to preferential dividends on any series of Preferred Stock (fixed in accordance with the provisions of Paragraph B of this Article V), if any, shall have been satisfied and after the Corporation shall have complied with all the requirements, if any, with respect to redemption of, or the setting aside of sums as sinking funds or redemption or purchase accounts with respect to, any series of Preferred Stock (fixed in accordance with the provisions of Paragraph B of this Article V), and subject further to any other conditions that may be fixed in accordance with the provisions of Paragraph B of this Article V, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board.

        (2) In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any (fixed in accordance with the provisions of Paragraph B of this Article V), to be distributed to the holders of Preferred Stock by reason thereof, the holders of Common Stock shall, subject to the additional rights, if any (fixed in accordance with the provisions of Paragraph B of this Article V), of the holders of any outstanding shares of Preferred Stock, be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

        (3) Except as may otherwise be required by law, and subject to the provisions of such resolution or resolutions as may be adopted by the Board pursuant to Paragraph B of this Article V granting the holders of one or more series of Preferred Stock exclusive voting powers with respect to any matter, each holder of Common Stock shall have one vote in respect of each share of Common Stock held on all matters voted upon by the stockholders.

        (4) Subject to Paragraph A of Article XIV, the authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the combined voting power of the thenoutstanding shares of Voting Stock, voting together as a single class.

                                   ARTICLE VI
                                  INCORPORATOR

    The name and mailing address of the incorporator are Mark A. Morton, 1201 Market St., Suite 1500, Wilmington, DE 19801.

                                  ARTICLE VII
                             ELECTION OF DIRECTORS

    A. The business and affairs of the Corporation shall be conducted and managed by, or under the direction of, the Board. Except as otherwise provided for or fixed pursuant to the provisions of Article V of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board shall be not less than three (3) nor more than fifteen (15), with the then-authorized number of directors being fixed from time to time by or pursuant to a resolution passed by a majority of the then-authorized number of directors. The initial Board shall consist of eleven (11) members.

    B. The Board, other than those directors elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of
Article V of this Certificate of Incorporation, shall be divided into three classes to be designated Class I, Class II and Class III and to be as nearly equal in number as possible. The initial directors of each class shall be named by the incorporator. The terms of the initial Class I directors shall expire at the 1999 annual meeting of stockholders, the terms of the initial Class II directors shall expire at the 2000 annual meeting of stockholders and the terms of the initial Class III directors shall expire at the 2001 annual meeting of stockholders. At each succeeding annual meeting of stockholders beginning in 1999, successors to the class of directors whose terms expire at that annual meeting shall be elected for a three-year term. Any increase or decrease in the number of directors shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

    C.  Except as otherwise provided for or fixed pursuant to the provisions of
Article V of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

    D. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article V of this Certificate of Incorporation, then upon commencement and for the duration of the period during which such right continues (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly.

    E. Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article V of this Certificate of Incorporation, any director may be removed from office only for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the combined voting power of the then-outstanding shares of Voting Stock at a meeting of stockholders called for that purpose, voting together as a single class.

                                  ARTICLE VIII
                            MEETINGS OF STOCKHOLDERS

    A. Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. Except as otherwise provided for or fixed pursuant to the provisions of Article V of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the President or the Board pursuant to a resolution adopted by a majority of the then-authorized number of directors of the Corporation; provided, however, that where such special meeting of stockholders is called for the purpose of acting upon a proposal made by or on behalf of a Related Person or, at any time that one or more Related Persons exist, by or at the request of a director who is not a Continuing Director as to all Related Persons, or where a Related Person otherwise seeks action requiring approval of stockholders, then, in addition to the aforesaid vote of directors, the affirmative vote of a majority of the Continuing Directors, if any, shall also be required to call such special meeting of stockholders. Special meetings of stockholders may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

    B. In addition to the powers conferred on the Board by this Certificate of Incorporation and by the General Corporation Law, and without limiting the generality thereof, the Board is specifically authorized from time to time, by resolution of the Board without additional authorization by the stockholders of the Corporation, to adopt, amend or repeal the Bylaws of the Corporation, in such form and with such terms as the Board may determine, including, without limiting the generality of the foregoing, Bylaws relating to (i) regulation of the procedure for submission by stockholders of nominations of persons to be elected to the Board, (ii) regulation of the attendance at annual or special meetings of the stockholders of persons other than holders of record or their proxies, and (iii) regulation of the business that may properly be brought by a stockholder of the Corporation before an annual or special meeting of stockholders of the Corporation.

                                   ARTICLE IX
                              STOCKHOLDER CONSENT

    Except as otherwise provided for or fixed pursuant to the provisions of
Article V of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock, no action required to be taken or that may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of the stockholders of the Corporation to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                   ARTICLE X
                              FACTORS TO CONSIDER

    The Board, when evaluating any proposed transaction that would result in a person or entity becoming a Related Person, or in a Related Person increasing his ownership of capital stock of the Corporation, or any transaction or any proposed transaction with any other party, whether or not such other party is a Related Person, that would constitute a Business Combination if the other party to the transaction were or would thereby become a Related Person, may, to the fullest extent permitted by law, give due consideration to the independence and integrity of the Corporation's operations, and the social, economic and environmental effects on the stockholders, employees, customers, suppliers and other constituents of the Corporation and its Subsidiaries and on the communities in which the Corporation and its Subsidiaries operate or are located or that they serve.

                                   ARTICLE XI
                            LIMITATION OF LIABILITY

    A director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law as the same exists or may hereafter be amended.

    Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                                  ARTICLE XII
                              EXECUTIVE COMMITTEE

    The Board, pursuant to the Bylaws of the Corporation or by resolution passed by a majority of the then-authorized number of directors, may designate any of their number to constitute an Executive Committee, which Executive Committee, to the fullest extent permitted by law and provided for in said resolution or in the Bylaws of the Corporation, shall have and may exercise all of the powers of the Board in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers that may require it.

                                  ARTICLE XIII
                             BUSINESS COMBINATIONS

    A. In addition to any affirmative vote required by law, and except as otherwise expressly provided in Paragraph B of this Article XIII, a Business Combination shall require the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the combined voting power of the then-outstanding shares of Voting Stock, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

    B. The provisions of Paragraph A of this Article XIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provisions of this Certificate of Incorporation or the Bylaws, if there are one or more Continuing Directors then in office and if such Business Combination has been approved by the Board by (i) the affirmative vote of at least a majority of the then-authorized number of directors and (ii) the affirmative vote of at least a majority of the Continuing Directors then in office.

                                  ARTICLE XIV
                        AMENDMENT OF CORPORATE DOCUMENTS

    A. CERTIFICATE OF INCORPORATION. In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of
Article V of this Certificate of Incorporation, any alteration, amendment, repeal or rescission (a "Change") of any provision of this Certificate of Incorporation must be approved by at least a majority of the then authorized number of directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then-outstanding shares of Voting Stock, voting together as a single class; provided, however, that if any such Change relates to Articles II, V, VII, VIII, IX, X, XI or XIII hereof or to this Article XIV, such Change must also be approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the then-outstanding shares of Voting Stock, voting together as a single class and, if at the time there exist one or more Related Persons, such Change must also be approved by the affirmative vote of the holders of at least a majority of the combined voting power of the Disinterested Shares; provided further, however, that the vote(s) required by the immediately preceding proviso shall not be required if such Change has been first approved by at least two-thirds of the then authorized number of directors and, if at the time there exist one or more Related Persons, by a majority of the Continuing Directors then in office, if any.

    Subject to the provisions hereof, the Corporation reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

    B. BYLAWS. In addition to any affirmative vote required by law, any Change of the Bylaws of the Corporation may be adopted either (i) by the Board by the affirmative vote of at least a majority of the then-authorized number of directors and, if at the time there exist one or more Related Persons, by the affirmative vote of at least a majority of the Continuing Directors then in office, if any, or (ii) by the stockholders by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the then-outstanding shares of Voting Stock, voting together as a single class and, if at the time there exist one or more Related Persons, by the affirmative vote of the holders of at least a majority of the combined voting power of the Disinterested Shares.

    IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinabove named, do hereby further certify that the facts hereinabove stated are truly set forth, and accordingly I hereunto set my hand this 4th day of February, 1998.

                                          /s/ MARK A. MORTON

                                          --------------------------------------

                                          Mark A. Morton, Incorporator

                                                                      APPENDIX D

                                    BY-LAWS
                                       OF
                     PACIFIC CENTURY FINANCIAL CORPORATION

                                   ARTICLE I
                                  STOCKHOLDERS

    Section 1.1. ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Hawaii, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

    Section 1.2. SPECIAL MEETINGS. Special meetings of stockholders may be called only in accordance with ARTICLE VIII of the Certificate of Incorporation of the corporation.

    Section 1.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these by-laws, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

    Section 1.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    Section 1.5. QUORUM. Except as otherwise provided by law, the certificate of incorporation or these by-laws, at each meeting of stockholders the presence in person or by proxy of the holders of one-third of the shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in
Section 1.4 of these by-laws until a quorum shall attend.

    Section 1.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chair of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

    Section 1.7. VOTING; PROXIES. Except as otherwise provided by the certificate of incorporation, each stockholder entitled to vote at any meeting of stock-holders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the certificate of incorporation or these by-laws, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy and entitled to vote thereon.

    Section 1.8. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty days prior to such other action.

    If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    Section 1.9. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meet-ing for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

    Section 1.10. INSPECTORS OF ELECTION. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.

    The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors my consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

    Section 1.11. CONDUCT OF MEETINGS. The Board of Directors of the corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may in-clude, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accor-dance with the rules of parliamentary procedure.

    Section 1.12. NOTICE OF BUSINESS AND NOMINATIONS. To be properly brought before any stockholders' meeting, business and nominations of persons for election to the Board of Directors of the corporation must be (a) specified in the notice of meeting given by or at the direction of the Chairman of the Board or the President or a majority of the whole Board of Directors, (b) otherwise properly brought before such meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before such meeting by a stockholder or stockholders who was a stockholder or were stockholders, respec-tively, of record at the time of giving notice provided for in this By-Law, who is entitled to vote for the election of Directors at such meeting and who complies with the notice procedures set forth in this By-Law.

    For business to be properly brought before any stockholders' meeting by a stockholder or stockholders, the stockholder or stockholders must have given timely notice thereof in writing to the Secretary of the corporation and such business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's or stockholders' notice shall be delivered to or received at the principal executive offices of the corporation not later than eighty (80) days nor earlier than ninety (90) days prior to (a) in the case of a special meeting called by such stockholder or stockholders, the date the stockholder has, or the stockholders have, as applicable, selected for such special meeting, and (b) in the case of an annual meeting, the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by such stockholder or stockholders to be timely must be so received by the Secretary of the corporation (i) not later than the close of business on the later of the eightieth (80th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the corporation and (ii) not earlier than the ninetieth (90th) day prior to such annual meeting. In the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least ninety (90) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's or stockholders' notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by this By-Law shall be delivered to the Secretary at the principal executive offices of the corporation
(i) not later than the close of business on the later of the eightieth (80th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting and (ii) not earlier than the close of business on the ninetieth (90th) day prior to such special meeting. In no event shall the public announcement of an adjournment of a meeting commence a new time period for the giving of a stockholder's notice as described above.

    A stockholder's notice to the Secretary of the corporation shall set forth as to each matter that the stockholder proposes to bring before such meeting (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before such meeting and the reasons for conducting such business at such meeting of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf such nomination or proposal of business is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the securities of the corporation that are beneficially owned by such stockholder and such beneficial owner; and (d) any material interest of such stockholder and such beneficial owner in such nomination and such business.

    Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the nomination or business that the stockholder proposes to bring before such meeting was not properly brought before such meeting in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting, and the defective proposal or nomination shall be disregarded.

    For purposes of this By-Law:

        (a) "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Ex-change Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

        (b) calculating the number of days elapsed between (a) the date on which a notice is given and (b) (i) the date on which a special meeting is to be held, (ii) the date that is the anniversary of an annual meeting, or (iii) the date that is the tenth (10th) day following the day on which public announcement of the date of an annual meeting is first made, shall be made inclusive of dates between which such calculation is made.

    Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors under specified circumstances.

                                   ARTICLE II
                               BOARD OF DIRECTORS

    Section 2.1. NUMBER; QUALIFICATIONS. The number of members on the Board of Directors shall be determined by reference to ARTICLE VII of the Certificate of Incorporation. Directors need not be stockholders. No member of the board shall be eligible for election or re-election as a member of the Board of Directors after his or her 70th birthday and no member shall continue in office past the date of the annual meeting of the stockholders that is held subsequent to his or her 70th birthday.

    Section 2.2. ELECTION; RESIGNATION; VACANCIES. The Board of Directors shall initially consist of the persons named by the incorporator, and each director so elected shall hold office until the first annual meeting of stockholders or until his successor is elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors in accordance with ARTICLE VII of the Certificate of Incorporation of the corporation and each director so elected shall hold office for a term of three years or until his successor is elected and qualified. Any director may resign at any time upon written notice to the corporation. Any newly created directorship or vacancy occurring in the Board of Directors for any cause shall be filled in accordance with ARTICLE VII of the Certificate of Incorporation of the corporation.

    Section 2.3. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Hawaii and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

    Section 2.4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Hawaii whenever called by the President, any Vice Chair, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

    Section 2.5. TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

    Section 2.6. QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation or these by-laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

    Section 2.7. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

    Section 2.8. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

                                  ARTICLE III
                                   COMMITTEES

    Section 3.1. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

    Section 3.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these by-laws.

                                   ARTICLE IV
                                    OFFICERS

    Section 4.1. EXECUTIVE OFFICERS; ELECTION; QUALIFICATIONS; TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. The principal officers of the corporation shall consist of a Chairman of the Board, a President, one or more Vice Chair, one or more Vice Presidents, one or more of whom may be designated as an Executive Vice President and one or more of whom may be designated as a Senior Vice President, a Treasurer and a Secretary. The Board of Directors may also choose one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

    Section 4.2. CHAIRMAN OF THE BOARD. The Chairman shall preside at all meetings of the stockholders and the Board of Directors at which he is present, and shall perform such other duties and have such other powers as the Board of Directors may prescribe.

    Section 4.3. PRESIDENT. The President shall preside at all meetings of the Board of Directors and of the stockholders at which the Chairman is absent. Subject to the control of the Board of Directors, the President shall have general charge and care of the business and property of the corporation, shall appoint and discharge employees and agents of the corporation and determine their compensation and shall do and perform such additional duties as shall be prescribed by the Board of Directors. When authorized by the Board of Directors so to do, he may delegate to one of the Vice Presidents the whole or any part of the general management and care of the business and property of the corporation including the employment and discharge of agents and employees.

    Section 4.4. VICE CHAIRS. It shall be the duty of the Vice Chairs, in the order determined by the Board of Directors, to assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. Each Vice Chair shall do and perform such additional duties as shall be prescribed by the Board of Directors.

    Section 4.5. VICE PRESIDENTS. It shall be the duty of the Vice Presidents, in the order determined by the Board of Directors, to assume and perform the duties of the Vice Chairs in the absence or disability of any of the Vice Chairs or whenever the office of one or more of the Vice Chairs is vacant. Each Vice President shall do and perform such additional duties as shall be prescribed by the Board of Directors.

    Section 4.6. TREASURER. The Treasurer shall be the financial and accounting officer of the corporation. The Treasurer shall have custody of all moneys, valuable papers and documents of the corporation, shall keep the same for safekeeping in such depositories as may be designated by the Board of Directors and shall expend the funds of the corporation as directed by the Board of Directors. He shall keep or cause to be kept a book or books setting forth a true record of the receipts and expenditures, assets and liabilities, losses and gains of the corporation and shall, when and as required by the Board of Directors, render a statement of the financial condition of the corporation. He shall also do and perform such additional duties as shall be prescribed by the Board of Directors. In the absence or disability of the Treasurer, his duties shall be performed by the Secretary or by an Assistant Treasurer.

    Section 4.7. SECRETARY. The Secretary shall be ex officio secretary of the Board of Directors, shall give or cause to be given all required notices of meetings of the stockholders and directors, shall record the proceedings of meetings of the stockholders and directors in a book or books to be kept for that purpose, and shall perform such other duties as may be assigned to him from time to time by the Board of Directors and by the President. In the absence or disability of the Secretary, his duties shall be performed by the Treasurer or by an Assistant Secretary.

    Section 4.8. POWERS AND DUTIES OF EXECUTIVE OFFICERS. The officers of the corporation shall have such powers and duties in the management of the corpora-tion as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

    Section 4.9. STOCK IN OTHER CORPORATIONS. Unless the Board of Directors otherwise directs with respect to any meeting or meetings of the stockholders of any corporation shares of the stock of which are owned by this corporation, whether or not such corporation is a subsidiary of this corporation: the Chairman of the Board or the President or any Vice Chair or Vice President designated by the Board of Directors, the Chairman of the Board or the President shall have full authority to attend any meeting of the stockholders of any such corporation and to vote at such meeting the shares of stock of such corporation owned by this corporation; and the Chairman of the Board or the President or any such Vice Chair or Vice President shall have full authority to execute on behalf of this corporation any proxy authorizing any other person or persons to vote the shares of stock of any such corporation owned by this corporation at any meeting or meetings of the stockholders of such corporation; and the Chairman of the Board or the President or any such Vice Chair or Vice President, or any such person authorized to act on behalf of the corporation by any proxy executed by any of the foregoing director or officers of the corporation, shall have full authority to consent in writing, in the name of the corporation as owner of shares of stock of any such corporation, to any action by such other corporation, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal or otherwise, all such written proxies and other instruments as the Chairman of the Board, the President, such Vice Chair or such Vice President, or such authorized person, as applicable, may deem necessary or proper in the premises.

                                   ARTICLE V
                                     STOCK

    Section 5.1. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chair of the Board of Directors, if any, or the President, a Vice Chair or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation certifying the number of shares owned by him in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

    Section 5.2. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VI
                                INDEMNIFICATION

    Section 6.1. RIGHT TO INDEMNIFICATION. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. The corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the corporation.

    Section 6.2. PREPAYMENT OF EXPENSES. The corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, PROVIDED, HOWEVER, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

    Section 6.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty days after a written claim therefor has been received by the corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

    Section 6.4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

    Section 6.5. OTHER INDEMNIFICATION. The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

    Section 6.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VII
                                 MISCELLANEOUS

    Section 7.1. FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

    Section 7.2. SEAL. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

    Section 7.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

    Section 7.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

    Section 7.5. FORM OF RECORDS. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

    Section 7.6. AMENDMENT OF BY-LAWS. These by-laws may be altered or repealed, and new by-laws made, by the Board of Directors and stockholders in accordance with ARTICLES VIII and XIV of the Certificate of Incorporation.

                                                                      APPENDIX E

Section 415-80           HAWAII BUSINESS CORPORATION ACT          Section 415-80

SECTION 415-80. RIGHT OF SHAREHOLDERS TO DISSENT.

    (a) Any shareholder of a corporation shall have the right to dissent from, and to obtain payment for the shareholder's shares in the event of, any of the following corporate actions:

        (1) Any plan of merger or consolidation to which the corporation is a party, except as provided in subsection (c);

        (2) Any sale or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of sale be distributed to the shareholders in accordance with their respective interests within one year after the date of sale.

        (3) Any plan of exchange to which the corporation is a party as the corporation the shares of which are to be acquired;

        (4) Any amendment of the articles of incorporation which materially and adversely affects the rights appurtenant to the shares of the dissenting shareholder in that it:

           (A) Alters or abolishes a preferential right of the shares;

           (B) Creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

           (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or

           (D) Excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate the holder's votes, except as the right may be limited by dilution through the issuance of shares or other securities with similar voting rights; or

        (5) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles of incorporation, the bylaws, or a resolution of the board of directors directs that dissenting shareholders shall have a right to obtain payment for their shares.

    (b)(1) A record holder of shares may assert dissenters' rights as to less than all of the shares registered in the record holder's name only if the record holder dissents with respect to all the shares beneficially owned by any one person, and discloses the name and address of the person or persons on whose behalf the record holder dissents. In that event, the record holder's rights shall be determined as if the shares as to which the record holder has dissented and the record holder's other shares were registered in the names of different shareholders.

        (2) A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on the beneficial owner's behalf, and shall be treated as a dissenting shareholder under the terms of this section and section 415-31 if the beneficial owner submits to the corporation at the time of or before the assertion of these rights a written consent of the record holder.

    (c) The right to obtain payment under this section shall not apply to the shareholders of the surviving corporation in a merger if a vote of the shareholders of the corporation is not necessary to authorize the merger.

    (d) A shareholder of a corporation who has a right under this section to obtain payment for the shareholder's shares shall have no right at law or in equity to attack the validity of the corporate action

Section 415-81           HAWAII BUSINESS CORPORATION ACT          Section 415-81

    that gives rise to the shareholder's right to obtain payment, nor to have the action set aside or rescinder, except when the corporate action is unlawful or fraudulent with regard to the complaining shareholder or to the corporation. [L 1983, c 167, pt of Section 1; am L 1987, c 135 Section 55; gen ch 1993]

SECTION 415-81. RIGHTS OF DISSENTING SHAREHOLDERS.

    (a) As used in this section:

        "Dissenter" means a shareholder or beneficial owner who is entitled to and does assert dissenters' rights under section 415-80, and who has performed every act required up to the time involved for the assertion of such rights.

        "Corporation" means the issuer of the shares held by the dissenter before the corporate action, or the successor by merger or consolidation of that issuer.

        "Fair value" of shares means their value immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless the exclusion would be inequitable.

        "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at such rate as if fair and equitable under all of the circumstances.

    (b) If a proposed corporate action which would give rise to dissenters' rights under section 415-80(a) is submitted to a vote at a meeting of shareholders, the notice of meeting shall notify all shareholders that they have or may have a right to dissent and obtain payment for their shares by complying with the terms of this section, and shall be accompanied by a copy of sections 415-80 and 415-81 of this chapter.

    (c) If the proposed corporate action is submitted to a vote at a meeting of shareholders, any shareholder who wishes to dissent and obtain payment for the shareholder's shares must file with the corporation, prior to the vote, a written notice of intention to demand that the shareholder be paid fair compensation for the shareholder's shares if the proposed action is effectuated and shall refrain from voting the shareholder's shares in approval of the action. A shareholder who fails in either respect shall acquire no right to payment for the shareholder's shares under this section or section 415-80.

    (d) If the proposed corporate action is approved by the required vote at a meeting of shareholders, the corporation shall mail a further notice to all shareholders who gave due notice of intention to demand payment and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment for their shares a notice of the adoption of the plan of corporate action. The notice shall: (1) state where and when a demand for payment must be sent and certificates of certificated shares must be deposited in order to obtain payment; (2) inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received; (3) supply a form for demanding payment which includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares; and (4) be accompanied by a copy of sections 415-80 and 415-81 of this chapter. The time set for the demand and deposit shall not be less than thirty days from the mailing of the notice.

    (e) A shareholder who fails to demand payment, or fails (in the case of certified shares) to deposit certificates, as required by a notice pursuant to subsection (d) shall have no right under this section or section 415-80 to receive payment for the shareholder's shares. If the shares are not represented by certificates, the corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action, or the release of restrictions under the terms of subsection (f). The dissenter shall retain all other rights of a shareholder until these rights are modified by effectuation of the proposed corporate action.

Section 415-81           HAWAII BUSINESS CORPORATION ACT          Section 415-81

    (f)(1) Within sixty days after the date set for demanding payment and depositing certificates, if the corporation has not effectuated the proposed corporate action and remitted payment for shares pursuant to paragraph (3), it shall return any certificates that have been deposited, and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

        (2) When uncertificated shares have been released from transfer restrictions, and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of subsection (d), with like effect.

        (3) Immediately upon effectuation of the proposed corporate action, or upon receipt of demand for payment if the corporate action has already been effectuated, the corporation shall remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount which the corporation estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by:

           (A) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than sixteen months before the date of remittance, together with the latest available interim financial statements;

           (B) A statement of the corporation's estimate of fair value of the shares; and

           (C) A notice of the dissenter's right to demand supplemental payment, accompanied by a copy of sections 415-80 and 415-81 of this chapter.

    (g)(1) If the corporation fails to remit as required by subsection (f), or if the dissenter believes that the amount remitted is less than the fair value of the dissenter's shares, or that the interest is not correctly determined, the dissenter may send the corporation the dissenter's own estimate of the value of the shares of of the interest, and demand payment of the deficiency.

        (2) If the dissenter does not file such an estimate within thirty days after the corporation's mailing of its remittance, the dissenter shall be entitled to no more than the amount remitted.

    (h)(1) Not more than sixty days after receiving a demand for payment pursuant to subsection (g), if any such demands for payment remain unsettled, the corporation shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court.

        (2) An appropriate court shall be a court of competent jurisdiction in the county of this State where the principal office of the corporation is located. If, in the case of a merger or consolidation or share exchange, the corporation is a foreign corporation without a registered office in this State, the petition shall be filed in the county where the principal office of the domestic corporation was last located.

        (3) All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the petition shall be served on each dissenter, if a dissenter is a nonresident, the copy may be served on the dissenter by registered or certified mail or by publication as provided by law.

        (4) The jurisdiction of the court shall be plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as shall be specified in the order of their appointment or in any amendment thereof. The dissenters shall be entitled to discovery in the same manner as parties in other civil suits.

        (5) All dissenters who are made parties shall be entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest.

        (6) If the corporation fails to file a petition as provided in paragraph
    (1) of this subsection, each dissenter who made a demand and who has not already settled the dissenter's claim against the

Section 415-81           HAWAII BUSINESS CORPORATION ACT          Section 415-81

    corporation shall be paid by the corporation the amount demanded by the dissenter, with interest, and may sue therefor in an appropriate court.

    (i)(1) The costs and expenses of any proceeding under subsection (h), including the reasonable compensation and expenses of appraisers appointed by the court, shall be determined by the court and assessed against the corporation, except that any part of the costs and expenses may be apportioned and assessed as the court may deem equitable against all or some of the dissenters who are parties and whose action in demanding supplemental payment the court finds to be arbitrary, vexatious, or not in good faith.

        (2) Fees and expenses of counsel and of experts for the respective parties may be assessed as the court may deem equitable against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this section, and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section and section 415-80.

        (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and should not be assessed against the corporation, it may award to these counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

    (j)(1) Notwithstanding the foregoing provisions of this section, the corporation may elect to withhold the remittance required by subsection (f) from any dissenter with respect to shares of which the dissenter (or the person on whose behalf the dissenter acts) was not the beneficial owner on the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. With respect to such shares, the corporation shall, upon effectuating the corporate action, state to each dissenter its estimate of the fair value of the shares, state the rate of interest to be used (explaining the basis thereof), and offer to pay the resulting amounts on receiving the dissenter's agreement to accept them in full satisfaction.

        (2) If the dissenter believes that the amount offered is less than the fair value of the shares and interest determined according to this section, the dissenter may within thirty days after the date of mailing of the corporation's offer, mail to the corporation the dissenter's own estimate of fair value and interest, and demand their payment. If the dissenter fails to do so, the dissenter shall be entitled to no more than the corporation's offer.

        (3) If the dissenter makes a demand as provided in paragraph (2), the provisions of subsections (h) and (i) shall apply to further proceedings on the dissenter's demand. [L 1983, c167, pt of Section 1; am imp L 1984, c90,
    Section 1; am L 1987, c 135, Section 56; am L 1988, c 373, Section 4]

                     PACIFIC CENTURY FINANCIAL CORPORATION
                  130 MERCHANT STREET, HONOLULU, HAWAII 96813

                                     PROXY
            FOR THE ANNUAL MEETING OF STOCKHOLDERS -- APRIL 24, 1998

    THIS PROXY IS SOLICITED BY MANAGEMENT BY ORDER OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Peter D. Baldwin, Donald M. Takaki, David A. Heenan, Stuart T.K. Ho, and Fred E. Trotter, and each of them, the proxy of the undersigned, with full powers of substitution, to vote all common stock of Pacific Century Financial Corporation, which the undersigned may be entitled to vote at the annual meeting of stockholders of the corporation to be held on April 24, 1998, or at any adjournment thereof. Said proxies are instructed to vote as follows:

    THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ALL OF THE FOLLOWING PROPOSALS:
THE ELECTION OF ITS NOMINEES AS DIRECTORS, ELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR; APPROVE AND RATIFY AMENDMENT 97-2 TO THE PACIFIC CENTURY FINANCIAL CORPORATION STOCK OPTION PLAN OF 1994; AND APPROVE A PROPOSED MERGER OF PACIFIC CENTURY FINANCIAL CORPORATION INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY OF PACIFIC CENTURY FINANCIAL CORPORATION IN ORDER TO CHANGE THE STATE OF INCORPORATION FROM HAWAII TO DELAWARE. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. IF NO CHOICE IS SPECIFIED FOR PROPOSAL NUMBER 1, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. SAID PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

1.      Elect the following Directors:
                                          Nominees:  Mary G.F. Bitterman, Herbert M. Richards, Jr., H.
        Class III Directors for terms     Howard Stephenson,
        expiring in                                  Stanley S. Takahashi
        2001
        (CHECK ONE BOX ONLY)

  For all nominees listed above / /   Withhold Authority for all nominees listed
  above / /                          For all nominees except as listed below / /

  (TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE WRITE HIS NAME ON THE LINE
                                     BELOW)

--------------------------------------------------------------------------------

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

2.         Elect Ernst & Young LLP as Independent Auditor.     FOR  / /   AGAINST  / /    ABSTAIN  / /
3.         To approve and ratify Amendment 97-2 to Pacific     FOR  / /   AGAINST  / /    ABSTAIN  / /
           Century Financial Corporation Stock Option Plan of
           1994.
4.         To approve a proposed Merger of Pacific Century     FOR  / /   AGAINST  / /    ABSTAIN  / /
           Financial Corporation into a wholly-owned Delaware
           subsidiary of Pacific Century Financial
           Corporation in order to change the state of
           incorporation of Pacific Century Financial
           Corporation from Hawaii to Delaware.

                                            ADDRESS CHANGE AND/OR COMMENTS MARK
                                                      ON THE REVERSE

                                          PLEASE SIGN YOUR NAME EXACTLY AS IT
                                          APPEARS ON THE REVERSE. JOINT OWNERS
                                          SHOULD SIGN PERSONALLY. ATTORNEY,
                                          EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                          GUARDIAN SHOULD INDICATE FULL TITLE.
                                          IF ADDRESS IS INCORRECT, PLEASE GIVE
                                          THE CORRECT ONE.

                                          Dated
                                          --------------------------------------

                                          --------------------------------------
                                          Signature (no witness required)

                                          --------------------------------------
                                          Signature if stock held jointly

                                          VOTES MUST BE INDICATED
                                          (X) IN BLACK OR BLUE INK.

    SIGN, DATE, FOLD AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.